UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

Time and Date:	10:30 a.m. Eastern Standard Time, on January 30, 2014
Place:	Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036
Items of Business:	1. Election of four directors for a term of three years
2. To conduct an advisory vote on executive compensation
3. Approval of the amended and restated 2011 Equity Incentive Plan
4. Ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal year 2014
5. Any other matters that properly come before the meeting
Who may Vote:	You can vote if you were a stockholder at the close of business on December 5, 2013, the record date
Materials to Review:

This booklet contains our Notice of Annual Meeting and Proxy Statement. You may access this booklet, as well as our 2013 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, at the following website: http://www.astproxyportal.com/ast/03170

About Proxy Voting:

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. Most stockholders are unable to attend the Annual Meeting. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxies as recommended by the Board of Directors. Most stockholders can also vote shares by following the Internet or telephone voting instructions provided on the proxy card. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

This proxy statement is dated December 20, 2013
and is being mailed with the form of proxy on or shortly after December 20, 2013.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with rules of the U.S. Securities and Exchange Commission, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, January 30, 2014 at 10:30 a.m. at 1095 Avenue of the Americas, New York, NY 10036. The Company’s Proxy Statement, 2013 Annual Report on Form 10-K and Annual Report to Stockholders will be available online at http://www.astproxyportal.com/ast/03170.

By Order of the Board of Directors

Seth L. Kaplan
Senior Vice President, General Counsel
and Secretary

ABOUT THE MEETING

Why did I receive these proxy materials?

Beginning on or shortly after December 20, 2013, this Proxy Statement is being mailed to stockholders who were stockholders as of the December 5, 2013 record date, as part of the Board of Directors’ solicitation of proxies for Griffon’s Annual Meeting and any postponements or adjournments thereof. This Proxy Statement and Griffon’s 2013 Annual Report to Stockholders and Annual Report on Form 10-K (which have been made available to stockholders eligible to vote at the Annual Meeting) contain information that the Board of Directors believes offers an informed view of Griffon Corporation (referred to as “Griffon”, the “Company”, “we” or “us”) and meets the regulations of the Securities and Exchange Commission (the “SEC”) for proxy solicitations. Our management prepared this proxy statement for the Board of Directors.

What is the Notice of Internet Availability of Proxy Materials that I received in the mail instead of a full set of proxy materials?

Like last year, we are pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet, instead of mailing printed copies of those materials to all stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. These stockholders will instead receive a “Notice of Internet Availability of Proxy Materials” with instructions for accessing our proxy materials, including our proxy statement and 2013 Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how stockholders can obtain a paper copy of our proxy materials if they so choose. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of our Annual Meeting and conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election. Stockholders who have elected to receive the proxy materials electronically will be receiving an email on or about December 20, 2013 with information on how to access stockholder information and instructions for voting.

What is being considered at the meeting?

You will be voting on the following matters:

1.	The election of four directors for a term of three years

2.	To conduct an advisory vote on executive compensation

3.	Approval of the amended and restated 2011 Equity Incentive Plan

4.	The ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal year 2014

We do not expect you to vote on any other matters at the meeting.

Who is entitled to vote at the meeting?

You are entitled to vote at the Annual Meeting if you owned stock as of the close of business on December 5, 2013. Each share of stock is entitled to one vote.

How do I vote?

Voting by Proxy

For stockholders whose shares are registered in their own names, as an alternative to voting in person at the Annual Meeting, you may vote by proxy via the Internet, by telephone or, for those stockholders who receive a paper proxy card in the mail, by mailing a completed proxy card. For those stockholders who receive a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone. For those stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card; alternatively such stockholders who receive a paper proxy card may vote by mail by signing and returning the mailed proxy card in the prepaid and addressed envelope that is enclosed with the proxy materials. In each case, your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may also submit your voting instructions over the Internet or by telephone by following the instructions provided by your record holder in the Notice of Internet Availability of Proxy Materials. If you received printed copies of the proxy materials, you can submit voting instructions by telephone or mail by following the instructions provided by your record holder on the enclosed voting instructions card. Those who elect to vote by mail should complete and return the voting instructions card in the prepaid and addressed envelope provided.

Voting at the Meeting

If your shares are registered in your own name, you have the right to vote in person at the Annual Meeting by using the ballot provided at the Annual Meeting, or if you requested and received printed copies of the proxy materials by mail, you can complete, sign and date the proxy card enclosed with the proxy materials you received and submit it at the Annual Meeting. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a “legal proxy” from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy or voting instructions in advance of the meeting will not affect your right to vote in person should you decide to attend the Annual Meeting.

Can I change my mind after I return my proxy?

Yes, you may change your mind at any time before the vote is taken at the meeting. You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to Griffon’s Secretary at our principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy as described above.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR the approval, on an advisory basis, of the compensation of Griffon’s named executive officers as presented in this Proxy Statement, FOR the approval of the amended and restated 2011 Equity Incentive Plan and FOR the ratification of Grant Thornton LLP to serve as our independent registered public accounting firm and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

What does it mean if I receive more than one notice or proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, LLC (“AST”) and its telephone number is (212) 936-5100.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our 2013 Annual Report, to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our 2013 Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement or our 2013 Annual Report, stockholders may write or call our transfer agent at the following address and telephone number:

American Stock Transfer and Trust Company
Proxy Fulfillment Services
6201 15th Avenue, Brooklyn, NY 11219
888-776-9962

Stockholders who are the beneficial owner, but not the record holder, of shares of Griffon Stock may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At our meeting, these shares will be counted as voted by the brokerage firm in the ratification of accountants.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one, two and three are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

How are shares in the Griffon Corporation Employee Stock Ownership Plan Voted?

If you are a participant in the Griffon Corporation Employee Stock Ownership Plan (“ESOP”), you may vote the shares you own through the ESOP via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. Shares owned by participants through the ESOP may NOT be voted in person at the Annual Meeting.

AST will tabulate the votes of participants for the ESOP. The results of the votes received from the ESOP participants will serve as voting instructions to Wells Fargo Bank, N.A., the trustee of the ESOP. The trustee will vote the shares as instructed by the ESOP participants. If a participant does not provide voting instructions, the trustee will vote the shares allocated to the participant’s ESOP account in the same manner and proportions as those votes cast by other participants submitting timely voting instructions. The trustee will also vote the unallocated shares in the ESOP in the same manner and proportions as those votes cast by participants submitting timely voting instructions. AST will keep how you vote your shares confidential.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of December 5, 2013 must be present at the meeting. This is referred to as a quorum. On December 5, 2013, there were 59,313,049 shares of common stock outstanding and entitled to vote.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast. Shares not voted on the election of directors will have no effect on the vote for election of directors.

What vote is required to approve the advisory vote on executive compensation?

Approval of the advisory vote on executive compensation requires the favorable vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting once a quorum is present. Because this vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

What vote is required for approval of the amended and restated 2011 Equity Incentive Plan?

Approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan requires the favorable vote of a majority of the shares present in person or by proxy voting on the matter at the Annual Meeting once a quorum is present. Abstentions will be counted and will have the same effect as a vote against the proposal. Under applicable NYSE rules, brokers are not permitted to vote shares held for a customer without specific instructions from the customer. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

What vote is required to ratify the selection by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm?

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the item will be required for approval. An abstention will be counted as a vote against this proposal.

PROPOSAL 1—ELECTION OF DIRECTORS

Our certificate of incorporation provides for a Board of Directors consisting of not less than twelve nor more than fourteen directors, classified into three classes as nearly equal in number as possible, with no class containing less than four directors, whose terms of office expire in successive years. Our Board of Directors now consists of twelve directors as set forth below.

Class I (To Serve Until the Annual Meeting of Stockholders in 2014)	Class II (To Serve Until the Annual Meeting of Stockholders in 2015)	Class III (To Serve Until the Annual Meeting of Stockholders in 2016)
Bertrand M. Bell(2)*	Harvey R. Blau(4)	Henry A. Alpert(2)
Rear Admiral Robert G.	Bradley J. Gross(4)	Blaine V. Fogg(3)(4)
Harrison (USN Ret.)(2)	General Donald J. Kutyna	William H. Waldorf(1)
Ronald J. Kramer(4)	(USAF Ret.)	Joseph J. Whalen(1)(3)
Martin S. Sussman(1)(3)	Kevin F. Sullivan(4)

*

Bertrand M. Bell will be retiring from the Board of Directors effective as of the conclusion of the election of directors at our 2014 Annual Meeting and accordingly is not being nominated for re-election.

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Nominating and Corporate Governance Committee.

(4)	Member of Finance Committee.

Rear Admiral Robert G. Harrison, Ronald J. Kramer, General Victor Eugene Renuart (USAF Ret.) and Martin S. Sussman are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2017, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. Each of Rear Admiral Robert G. Harrison (USN Ret.), Mr. Ronald J. Kramer, and Mr. Martin S. Sussman is currently a director. General Victor Eugene Renuart (USAF Ret.) is being nominated for election to replace the vacancy created by the retirement of Bertrand M. Bell, who, due to his retirement, is not being nominated for re-election. General Renuart was referred to the Nominating and Corporate Governance Committee as a candidate for election to the Board by a non-management director.

Agreement with Investors

On September 29, 2008, GS Direct, L.L.C. (“GS Direct”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), acquired 10,000,000 shares of Griffon common stock in connection with a common stock rights offering by Griffon. GS Direct acquired these shares pursuant to an agreement entered into on August 7, 2008 with Griffon (the “Investment Agreement”) in which GS Direct made certain commitments to purchase Griffon common stock in connection with the rights offering. As of November 30, GS Direct beneficially owned approximately 17.2% of Griffon’s outstanding common stock. On December 10, 2013, pursuant to the terms of a previously announced transaction, Griffon repurchased 4,444,444 shares of common stock from GS Direct for an aggregate amount of $50 million, or a price of $11.25 per share. Immediately after giving effect to this repurchase, GS Direct, together with certain of its affiliates, held 5,799,355 shares of Griffon common stock, which equals approximately 10.5% of Griffon’s outstanding common stock.

The Investment Agreement provides that, based on GS Direct’s current approximate 10.5% ownership of Griffon’s common stock, GS Direct has the right to nominate one person to serve on Griffon’s Board of Directors, subject to the reasonable review and approval of our Nominating and Corporate Governance Committee. Bradley J. Gross has served on Griffon’s Board of Directors since September 2008 as a designee of GS Direct. At such time as GS Direct’s ownership level drops below 10% of our outstanding common stock, GS Direct will no longer have the right to nominate any persons to serve on our Board. See “Certain Relationships and Related Person Transactions” for a more complete description of the terms of the Investment Agreement and a description of other relationships and transactions between Griffon and GS Direct.

Board Composition

We believe that each of our directors should demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s supervision and oversight of the business and affairs of Griffon. We consider the following when selecting candidates for recommendation to our Board: character and business judgment; broad business knowledge; leadership, financial and industry-specific experience and expertise; technology and education experience; professional relationships; diversity; personal and professional integrity; time availability in light of other commitments; dedication; and such other factors that we consider appropriate, from time to time, in the context of the needs or stated requirements of the Board. The directors’ experiences, qualifications and skills that the Board considered in their nomination are included in their individual biographies.

Nominee Biographies (ages as of January 1, 2014)

Rear Admiral Robert G. Harrison (USN Ret.) (age 77) has been a director since February 2004. He was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1994. Since retirement, Rear Admiral Harrison has been a consultant for various defense systems companies in the areas of acquisition, support and program management. Rear Admiral Harrison is also a director for Indra Systems, a company engaged in the manufacture and support of training and simulation systems and automatic test equipment. By virtue of his services as a senior officer in the U.S. Navy and his service as a director of and consultant to other companies, Rear Admiral Harrison brings to the Board extensive experience in the management of large organizations and the approaches and perspectives involved in military procurement.

Mr. Ronald J. Kramer (age 55) has been our Chief Executive Officer since April 2008, a director since 1993, Vice Chairman of the Board since November 2003, and was our President from February 2009 to December 2012. From 2002 through March 2008, he was President and a director of Wynn Resorts, Ltd., a developer, owner and operator of destination casino resorts. From 1999 to 2001, Mr. Kramer was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and its predecessor Wasserstein Perella & Co. He is a member of the Board of Directors of Leap Wireless International, Inc. (NASDAQ:LEAP), a wireless communications company. Mr. Kramer was formerly on the boards of directors of Monster Worldwide, Inc. (NYSE:MWW) and Sapphire Industrials Corporation (AMEX:FYR). Mr. Kramer has been a senior executive officer of a number of corporations, including currently Griffon, and brings to the Board extensive experience in all aspects of finance and business transactions. Mr. Kramer is the son-in-law of Harvey R. Blau, Griffon’s Chairman of the Board.

General Victor Eugene Renuart (USAF Ret.) (age 64) has been nominated for election to the Board at the Annual Meeting. He was an officer in the United States Air Force for over thirty-nine years prior to his retirement in 2010. General Renuart’s military service culminated with his service as Commander, North American Aerospace Defense Command and United States Northern Command from 2007-2010. During his tenure in the U.S. Air Force, General Renuart served as Senior Military Assistant to the Secretary of Defense for Secretaries Donald Rumsfeld and Robert Gates; Director of Strategic Plans and Policy, The Joint Staff; Vice Commander, Pacific Air Forces; and Director of Operations, United States Central Command. From 2010 to 2012, General Renuart served as Vice President, National Security and Senior Military Advisor to the CEO for BAE Systems, Inc. Since 2012, General Renuart has been President of The Renuart Group, LLC, a defense, homeland security, energy, and leadership consulting firm. General Renuart serves as the Chairman of the Board of the National Homeland Defense Foundation, and as National Chairman of the Advisory Board on Services to the Armed Forces, American Red Cross. As the former Chief Executive and Operating Officer for large military organizations with responsibility for an annual multi-billion dollar budget, General Renuart brings to the Board experience in the management and fiscal oversight of large organizations. His experience as a senior military officer also provides him with experience and insight regarding government policy and procurement.

Mr. Martin S. Sussman (age 76) has been a director since 1989. He has been a practicing attorney in the State of New York since 1961, and has been a member of the law firm of Seltzer, Sussman, Habermann & Heitner, LLP for more than the past five years. As a practicing attorney for almost fifty years, Mr. Sussman brings to the Board broad experience and insight in various aspects of business law applicable to the Company.

Standing Director Biographies (ages as of January 1, 2014)

Mr. Henry A. Alpert (age 65) has been a director since 1995. Mr. Alpert has been President of Spartan Petroleum Corp., a real estate investment firm and a distributor of petroleum products, for more than the past five years. Mr. Alpert is also a director of Boyar Value Fund, a mutual fund (NASDAQ:BOYAX). Mr. Alpert brings to the Board an understanding of the perspectives of public mutual fund stockholders, experience in operations and, by virtue of being on the advisory committee of the largest commercial bank headquartered on Long Island, insight into commercial banking trends.

Mr. Harvey R. Blau (age 78) has been Chairman of the Board since 1983 and was our Chief Executive Officer from 1983 through March 2008. Mr. Blau was Chairman of the Board and Chief Executive Officer of Aeroflex Incorporated (NYSE:ARX), a diversified manufacturer of electronic components and test equipment, for more than five years through August 2007 when such company was acquired. Because of his long service with the Company, including as the Company’s Chief Executive Officer for over twenty-five years, Mr. Blau brings to the Board a depth of knowledge of the Company, its history and its personnel. Mr. Blau’s legal training also assists the Board in evaluating issues that come before it. Mr. Blau is the father-in-law of Ronald J. Kramer, Griffon’s Chief Executive Officer.

Mr. Blaine V. Fogg (age 73) has been a director since May 2005. Mr. Fogg is a corporate and securities lawyer concentrating in mergers and acquisitions and other business transactions. From 1972 to 2004, Mr. Fogg was a partner at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Since 2004,

Mr. Fogg has been Of Counsel to such law firm. Since July 1, 2009, Mr. Fogg has been President of The Legal Aid Society of New York. From September 2010 to January 2013, he was a Director of Seacor Holdings Inc. (NYSE:CKH), a global provider of marine transportation equipment and logistics services primarily servicing the U.S. and international energy and agricultural markets (“Seacor”). In January 2013, in connection with the spin-off of Era Group, Inc. (NYSE:ERA) from Seacor, Mr. Fogg resigned from the Board of Seacor and joined the Board of Era Group, one of the largest helicopter operators in the world and the longest serving helicopter transport operator in the U.S. Mr. Fogg has represented numerous public and private companies in connection with governance matters as well as transactions and brings to the Board broad experience in assisting boards of public and private companies in these matters.

Mr. Bradley J. Gross (age 41) has been a director since September 2008. Mr. Gross is a Managing Director in the Principal Investment Area of Goldman Sachs, a position he has held since 2007. From 2003 to 2007, he was a vice president at Goldman Sachs. Mr. Gross also serves on the board of directors of Aeroflex, Inc. (NYSE:ARX), a leading worldwide provider of highly specialized test and measurement equipment and microelectronic solutions, Americold Realty Trust, the largest provider of temperature controlled storage and logistics in the United States, Interline Brands, Inc., a leading distributor of maintenance, repair and operations products, and various other private companies in which Goldman Sachs is an investor. Mr. Gross formerly served on the Board of Capmark Financial Group Inc., a diversified holding company that provides financial services to investors in commercial real estate-related assets, Cequel Communications LLC, a provider of cable television services in certain U.S. territories serving 1.3 million basic subscribers, and MoneyGram International, Inc., a provider of financial products and services, as well as various other private companies in which Goldman Sachs is an investor. Mr. Gross is a designee of GS Direct, an affiliate of Goldman Sachs. His service on a variety of corporate boards and his experience in evaluating different potential investments and acquisitions and in related financings allow him to assist the Board in assessing financing and acquisition activities from a financial point of view.

General Donald J. Kutyna (USAF Ret.) (age 80) has been a director since August 2005. He was an officer in the United States Air Force for over thirty-five years prior to his retirement in 1992. General Kutyna had been commander in chief of the North American Aerospace Defense Command, commander in chief of the U.S. Space Command and commander of the U.S. Air Force Space Command. During his tenure in the U.S. Air Force, General Kutyna served as Chairperson of the Accident Analysis Panel of the Presidential Commission on the Space Shuttle Challenger Accident. General Kutyna was Vice President, Space Technology, of Loral Space & Communications Ltd. (NASDAQ:LORL), a leading satellite communications company, from 1993 to 1996, and again from 1999 to 2004. He also served as Vice President, Advanced Space Systems, for Lockheed Martin Corporation (NYSE:LMT), a company principally engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services, from 1996 to 1999. From September 2004 through 2008, General Kutyna served as a part-time consultant to Loral Space & Communications Ltd. As a Four Star Air Force officer with thirty five years experience in the development, acquisition and operation of high technology space, electronic, communication, and aeronautical defense systems, General Kutyna brings to the Board important perspectives in connection with the Company’s defense business. General Kutyna’s experience as a technology leader of a Presidential Commission and as a corporate officer in the defense industry makes him a valuable resource to the Board in the area of government policy and procurement.

Mr. Kevin F. Sullivan (age 59) has been a director since January 2013. Mr. Sullivan is currently a consultant to MidOcean Credit Partners, a private investment firm that specializes in U.S. hedge fund investments, a position he has held since February 2013. Mr. Sullivan was a Managing Director with Deutsche Bank, and a predecessor bank, Bankers Trust, from 1990 until his retirement in November 2012, and began with Bankers Trust in 1980. Mr. Sullivan held positions of increasing responsibility over his thirty-two years at Deutsche Bank and Bankers Trust, including Group Head for Loan Sales, Trading and Capital Markets; Head of Leveraged Finance—Asia; and last serving as Group Head for Asset Based Lending. He was a member of the Capital Commitments Committee from 2002 to 2012 and a member of the Equity Investments Committee from 2008 to 2012.

Mr. William H. Waldorf (age 75) has been a director since 1963. He has been President of Landmark Capital, LLC, an investment firm, for more than the past five years. Mr. Waldorf’s extensive financial and investment experience as an active entrepreneur and President of an investment company for over thirty years brings to the Board the analytical framework of a long-term investor.

Mr. Joseph J. Whalen (age 82) has been a director since 1999. Mr. Whalen is a CPA and was a partner at Arthur Andersen LLP for more than five years prior to his retirement in 1994. Mr. Whalen has extensive financial and accounting experience as a partner of a former international accounting firm for over twenty years. As the Company’s Audit Committee Financial Expert, Mr. Whalen brings to the Board and the Audit Committee an in-depth understanding of the financial reporting, auditing and accounting issues that come before the Board and the Audit Committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each of Messrs. Alpert, Gross, Fogg, Harrison, Kutyna, Sullivan, Sussman, Waldorf and Whalen are independent under New York Stock Exchange Rule 303A. The Board has also determined that General Renuart, who is nominated for election at the Annual Meeting, meets the independence criteria under New York Stock Exchange Rule 303A. The Board of Directors affirmatively determined that no director (other than Ronald J. Kramer and Harvey R. Blau) has a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

In making this determination, the Board considered all relevant facts and circumstances. In particular, with respect to Mr. Gross, the Board considered, among other things, that Mr. Gross holds a senior management position with GS Direct, and considered the relationships and transactions between Griffon and GS Direct, which are described above under “Election of Directors—Agreement with Investors” and below under “Certain Relationships and Related Person Transactions.” In concluding that these relationships and transactions do not result in a “material relationship” between Griffon and GS Direct that would impede the exercise of independent judgment by Mr. Gross, the Board considered, among other things, that GS Direct’s rights and obligations arise directly as a result of its Griffon stock ownership (as disclosed in more detail below under “Certain Relationships and Related Person Transactions”), and that the fees and expenses paid to affiliates of GS Direct in connection with certain services performed by these affiliates in the last three years were not material to GS Direct and its affiliates or to Griffon.

We currently have the following standing committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating and Corporate Governance Committee. Other than the Finance Committee, all of the standing committees of the Board of Directors are composed entirely of independent directors.

Committee Membership, Meetings and Attendance

During the fiscal year ended September 30, 2013, there were:

•	six meetings of the Board of Directors (the Board also acted once by written consent);

•	four meetings of the Audit Committee;

•	eight meetings of the Compensation Committee;

•	two meetings of the Nominating and Corporate Governance Committee; and

•	one meeting of the Finance Committee.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director has been a director during fiscal year ended September 30, 2013.

We encourage all of our directors to attend our annual meetings of stockholders. All of our current directors attended last year’s annual meeting of stockholders.

Board Committees

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our Audit Committee is

involved in discussions with management and our independent registered public accounting firm with respect to financial reporting and our internal accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and replace our independent registered public accounting firm. The Audit Committee must pre-approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm. The Audit Committee is responsible for monitoring compliance with our Code of Business Conduct and Ethics. The Audit Committee consults with management but does not delegate these responsibilities. A copy of the Audit Committee charter can be found on our website at www.griffoncorp.com.

The Board has determined that Joseph J. Whalen, a member of the Audit Committee since 1999, qualifies as an “Audit Committee Financial Expert”, as defined by SEC rules, based on his education, experience and background.

Our Compensation Committee awards restricted stock and other equity-based awards to officers and employees. The Compensation Committee has overall responsibility for determining and approving the compensation of our Chief Executive Officer and reviewing and approving the annual base salaries and annual incentive opportunities of our executive officers, as well as the Presidents of each of our segments and business units. The Compensation Committee may form and delegate authority to subcommittees as it deems appropriate. The Compensation Committee considers recommendations from our executive officers with respect to executive compensation matters. From time to time, the Company utilizes the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions. A copy of the Compensation Committee charter can be found on our website at www.griffoncorp.com.

The Finance Committee is responsible for the review of certain proposed acquisition, disposition and equity capital markets transactions, following which it shall make a non-binding recommendation to the full Board of Directors. Under the terms of the Investment Agreement, GS Direct is entitled to designate one of the five members of the finance committee so long as it holds 10% or more of Griffon’s total common equity. Accordingly, Mr. Gross has served as a member of the Finance Committee as a designee of GS Direct since September 2008. A copy of the Finance Committee Charter can be found on our website at www.griffoncorp.com. See “Certain Relationships and Related Person Transactions” for a more complete description of the terms of the Investment Agreement.

The Nominating and Corporate Governance Committee is responsible for (1) reviewing suggestions of candidates for director made by directors and others; (2) identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of stockholders; (3) recommending to the Board director nominees for each committee of the Board; (4) recommending to the Board the corporate governance principles applicable to the Company; and (5) overseeing the annual evaluation of the Board and management. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise. The Nominating and Corporate Governance Committee has nominated the directors to be elected at this meeting. A copy of the Nominating and Corporate Governance Committee charter can be found on our website at www.griffoncorp.com.

The Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying director nominees. Our corporate governance guidelines specify that our Board should be of a sufficient size to provide for sufficient diversity among non-employee directors. The Nominating and Corporate Governance Committee may consider diversity, which could include diversity with respect to experience, skill set, age, areas of expertise and professional background, as well as race, gender and national origins, along with many other criteria, in selecting director nominees.

Risk Oversight

Management is responsible for the day-to-day management of risks for Griffon and its subsidiaries, while our Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management. The Board sets our overall risk management strategy and our risk appetite and ensures the implementation of our risk management framework. Specific board committees are responsible for overseeing specific types of risk. Our Audit Committee periodically discusses risks as they relate to its review of the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements including the Sarbanes-Oxley Act, performance of the internal audit function, and review of related party transactions, among other responsibilities set forth in the Audit Committee’s charter. The Audit Committee also periodically reviews our currency exchange and hedging policies, tax exposures and our internal processes to ensure compliance with applicable laws and regulations. Our Audit Committee oversees the response of management to reports regarding suspected violations of our Code of Conduct. The Audit Committee meets regularly in executive sessions with our director of internal audit and our independent registered public accounting firm, without management present, to discuss if there are areas of concern of which the Committee or the Board should be aware. The Board, and at certain times, the Finance Committee, monitors risks as they may be related to financing matters such as acquisitions and dispositions, our capital structure, credit facilities, equity and debt issuances, and liquidity. Our Compensation Committee establishes our compensation policies and programs in such a manner that our executives are not incentivized to take on an inappropriate level of risk. Each of our board committees delivers periodic reports to the Board, in order to keep the Board informed about what transpires at committee meetings. In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over such risk, even if the risk was initially overseen by a committee.

Board Leadership Structure; Executive Sessions

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role—Mr. Harvey R. Blau is our Chairman, and Mr. Ronald J. Kramer is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board of Directors deems to be in the long-term interest of stockholders in light of prevailing circumstances. Our Board of Directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis. As noted earlier, each of our other ten directors are independent. We also have a lead independent director. Mr. Martin S. Sussman has been selected as the lead independent director through January 2014. We believe that a lead independent director helps ensure independent oversight over the Company. The lead independent director’s duties and responsibilities include, among others:

•	Presiding at meetings of the Board in which the Chairman is not present, including executive sessions of the independent directors

•	Serving as a liaison between the Chairman and the independent directors

•	Together with the Chairman, establishing the agenda for meetings of the Board

•	Overseeing the flow of information to the Board, and coordinating with the independent directors to ensure that they have access to information they request from time to time

•	Overseeing the board and committee annual self-evaluation process

•	Collaboration with the nominating and corporate governance committee in monitoring the composition and structure of the board

Interested Party Communications

Mail from stockholders and other interested parties can be addressed to Directors in care of the Office of the Secretary, Griffon Corporation, 712 Fifth Avenue, New York, New York 10019. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors,” “Independent Directors,” “Non-Employee Directors” or “Non-Management Directors” will be forwarded or delivered to each such director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

Guidelines for Business Conduct and Governance Guidelines

Our Board of Directors has adopted a Code of Ethics for the Chairman and Chief Executive Officer and senior financial officers of Griffon Corporation. Our Board of Directors has also adopted a Code of Business Conduct and Ethics applicable to all employees in performing their duties. The Code of Business Conduct and Ethics sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Ethics and Code of Business Conduct and Ethics may be found on our website at www.griffoncorp.com.

Our Board of Directors has also adopted Corporate Governance Guidelines as required by the New York Stock Exchange rules to assist the Board in exercising its responsibilities to Griffon and its stockholders. The Corporate Governance Guidelines may be found on our website at www.griffoncorp.com.

Board Self-Evaluation

The Board is required to conduct an annual self-evaluation that is overseen by our Nominating and Corporate Governance Committee to determine whether the Board and its committees are functioning effectively. In addition, each of the Audit, Compensation, and Nominating and Corporate Governance committees is required to conduct an annual self-evaluation and all committees of the Board are required to review and reassess the adequacy of their charters. The Audit Committee is subject to an annual performance evaluation by the Board of Directors.

Directors’ Nominations

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered:

•

in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is called for a date that is not within 25 days before or after the anniversary date of the prior year’s annual meeting, the notice must be received not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and

•

in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made.

The stockholder’s notice to the Secretary must set forth

•	as to each person whom the stockholder proposes to nominate for election as a director

—	his name, age, business address and residence address

—	his principal occupation and employment

—

the class and series and number of shares of each class and series of capital stock of Griffon which are owned beneficially or of record by him, and any other direct or indirect pecuniary or economic interest in any capital stock of Griffon held by him, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interests have been held by him

—

any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder

•	as to the stockholder giving the notice

—	his name and record address

—

the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially or of record by him, and any other direct or indirect pecuniary or economic interest in any capital stock of Griffon held by him, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interests have been held by him

—

a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder

—

a representation by him that he is a holder of record of stock of the Company entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice, and

—

any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further be required, for such notice of nomination to be proper, to update and supplement the notice, if necessary, so that the information provided or required to be provided in the notice is true and correct as of the record date for the meeting, and such update and supplement must be delivered to or mailed and received at Griffon’s principal executive offices not later than five business days after the record date for the meeting.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee are Henry A. Alpert, Dr. Bertrand M. Bell and Rear Admiral Robert G. Harrison (USN Ret.). None of these persons were our officers or employees during fiscal year 2013 or has ever been an officer of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or Compensation Committee.

STOCK OWNERSHIP

The following information, including stock ownership, is submitted with respect to our directors (including one director nominee not presently serving on our Board), each executive officer named in the “Summary Compensation Table,” for all executive officers and directors as a group, and for each holder known to us to be the beneficial owner of more than five percent of our issued and outstanding common stock as of November 30, 2013.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class
The Goldman Sachs Group, Inc. and affiliates(2)(3)	10,243,799	17.2%
Gabelli Funds, LLC(4)	9,527,308	15.6%
Dimensional Fund Advisors(5)	4,434,819	7.4%
NWQ Investment Management Company, LLC(6)	3,869,805	6.5%
Blackrock, Inc. and affiliates(7)	3,621,265	6.1%
Patrick A. Alesia(8)	144,343	*
Henry A. Alpert(9)(10)	55,799	*
Bertrand M. Bell(9) (11)	29,930	*
Harvey R. Blau(8)(9)(12)	2,085,292	3.5%
Blaine V. Fogg(9)	31,680	*
Bradley J. Gross(3)	10,243,799	17.2%
Rear Admiral Robert G. Harrison (USN Ret.)(9)	13,687	*
Seth L. Kaplan(8)	194,024	*
Ronald J. Kramer(8)(13)	2,765,749	4.6%
General Donald J. Kutyna (USAF Ret.)(9)	11,952	*
Robert F. Mehmel(8)	350,000	*
General Victor Eugene Renuart (USAF Ret.)	0	0
Kevin F. Sullivan(9)	3,333	*
Martin S. Sussman(9)	39,815	*
William H. Waldorf(9)	30,280	*
Douglas J. Wetmore(8)	318,592	*
Joseph J. Whalen(9)	29,956	*
Directors and executive officers as a group (16 persons)(14)	16,348,231	27.2%

*	Less than 1%.

(1)	Unless otherwise indicated and except as otherwise set forth in the Schedules 13D and 13G referred to in the footnotes below, ownership represents sole voting and investment power.

(2)

The address for The Goldman Sachs Group, Inc. (“GS Group”) and its affiliates is 200 West Street, New York, NY 10004. The number of shares beneficially owned is based on a Schedule 13D/A filed with the SEC by Goldman Sachs and certain of its affiliates on November 18, 2013.

(3)

Mr. Gross is a managing director of Goldman Sachs. Goldman Sachs is a wholly-owned subsidiary of GS Group. GS Group and Goldman Sachs may be deemed to beneficially own indirectly, in the aggregate, 10,000,000 shares of Griffon common stock owned directly by GS Direct. GS Direct is a wholly- owned subsidiary of GS Group. Goldman Sachs is the manager of GS Direct. GS Group, Goldman Sachs, GS Direct and Mr. Gross each disclaim beneficial ownership of these securities except to the extent of its or his pecuniary interest therein, if any. The number of shares listed herein includes 6,877 shares of common stock awarded to Mr. Gross in his capacity as a director pursuant to our director compensation program. The number of shares listed herein also includes 243,799 shares of Griffon common stock acquired by Goldman Sachs or another wholly-owned broker or dealer subsidiary of GS Group in ordinary course trading activities.

(4)

The address for Gabelli Funds, LLC and its affiliates is One Corporate Center, Rye, New York 10580-143. The number of shares beneficially owned is based on a Schedule 13D filed with the SEC by Gabelli Funds, LLC and certain of its affiliates on November 21, 2012.

(5)

The address for Dimensional Fund Advisors is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746. The number of shares beneficially owned is based on a Schedule 13G filed with the SEC by Dimensional Fund Advisors LP and certain of its affiliates on February 11, 2013.

(6)

The address for NWQ Investment Management Company, LLC is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067. The number of shares beneficially owned is based on a Schedule 13G filed with the SEC by NWQ Investment Management Company, LLC and certain of its affiliates on February 14, 2013.

(7)

The address for Blackrock, Inc. is 40 East 52nd Street, New York, NY 10022. The number of shares beneficially owned is based on a Schedule 13G filed with the SEC by Blackrock, Inc. and certain of its affiliates on February 8, 2012.

(8)

Includes for Mr. Kramer and Mr. Alesia 350,000 shares of common stock and 55,000 shares of common stock, respectively, issuable with respect to options currently exercisable and options which become exercisable within 60 days. Also includes (i) for Messrs. Kramer, Wetmore and Kaplan 511 shares, 298 shares and 202 shares of common stock, respectively, allocated to their accounts under the ESOP as to which they can direct the vote, and (ii) for Messrs. Blau, Kramer, Mehmel, Wetmore and Kaplan, 50,833 shares, 900,000 shares, 300,000 shares, 191,667 shares and 179,391 shares of restricted stock, respectively, as to which they can direct the vote.

(9)	Includes shares of common stock granted pursuant to our director compensation program.

(10)	Includes 36,400 shares of common stock owned by the Spartan Petroleum Profit Sharing Trust of which Mr. Alpert is a co-trustee and a beneficiary.

(11)	Includes 16,192 shares of common stock owned by Dr. Bell’s spouse.

(12)	Includes 822,253 shares of common stock owned by Mr. Blau’s spouse. Mr. Blau disclaims beneficial interest of such shares of common stock.

(13)	Includes 40,298 shares of common stock owned by Mr. Kramer’s wife and children. Mr. Kramer disclaims beneficial ownership of such shares of common stock which are in excess of his pecuniary interest.

(14)	Includes 405,000 shares of common stock issuable with respect to options currently exercisable and options which become exercisable within 60 days granted to executive officers.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives of Our Compensation Program

Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve operational and corporate objectives, and thereby contribute to the success of the Company with the goal and intention of increasing stockholder value. A substantial portion of the potential compensation of our senior executives is performance based and tied to goals that are intended to enhance shareholder value without jeopardizing our financial strength or creating incentives to take excessive risks. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the management of our businesses and the execution of the short-term and long-term strategic and financial objectives set by the Company’s Board of Directors. Our executive compensation program includes four key components:

•	competitive base salary

•	annual cash incentive bonuses based upon objective and subjective company and individual performance

•	equity-based long-term incentive compensation, and

•	retirement, health and welfare benefits, and limited perquisites.

We believe that the compensation of our executives should reflect the executives’ level of job responsibility and be related to individual and company performance. Because the performance of our executives greatly impacts our results, a significant portion of their compensation should be variable and based on individual and corporate performance. All equity grants to our NEOs since the fall of 2011 have been 100% performance-based, and annual cash bonuses to our CEO, COO and CFO are 100% performance-based. Our approach to compensation relates, in large part, to the fact that our Company is a diversified holding company. As such, our senior corporate management’s responsibilities include both managing and assessing the operational results at our principal subsidiaries and businesses, and overseeing the following financial activities, among others:

•	the maintenance of our strong consolidated balance sheet

•	the allocation of our capital and resources

•	the assessment and determination of our capital requirements and needs

•	our cash and cash equivalent liquidity

•	our financing transactions

•	the identification of and execution on advantageous acquisition or disposition opportunities

•	returning capital to shareholders, including through the ongoing evaluation and execution of opportunities to repurchase our own stock, and

•	the continuing evaluation of all our assets.

In this regard, our senior management is engaged in ongoing analysis of (i) where, when and how our capital resources should be allocated, (ii) whether the current deployment of our capital resources is optimal, and (iii) whether our existing business lines should be expanded or curtailed, or if we ought to further diversify into new business lines or activities.

The Compensation Committee has sought to align these corporate and operational objectives with the compensation programs under which our senior management is remunerated, in a manner consistent with the business direction and strategic plan discussed and approved by the Company’s Board of Directors. In this regard, the Compensation Committee selected working capital and earnings before interest, taxes, depreciation and amortization (“EBITDA”) as bonus performance measures for fiscal year 2013, reflecting the Board of Directors’ mandate and belief that (i) maintaining adequate levels of working capital (as a key indicator of creating and maintaining a strong balance sheet to provide financial strength in general and to withstand the continuing uncertainty that exists in the United States and global economies) and (ii) managing operational results (including maximizing cash generation from operations) contribute to Griffon’s continuing financial success while also acting as a check against each other, and therefore as a natural risk management tool, with respect to the management of Griffon’s businesses. After consultation with our Board of Directors, the Compensation Committee has placed a greater relative emphasis on operational achievements than on balance sheet strength because it is our belief that operational results has a more immediate impact on shareholder value, and assigned relative weightings of 75% to EBITDA performance and 25% to achievement of applicable working capital targets.

We do not have any tax gross-up benefits in any of our executives’ compensation arrangements. In January 2009, the Compensation Committee approved a general policy against providing tax gross-ups, except in unusual circumstances where the Compensation Committee believes that accommodations have to be made to recruit a new executive to the Company. Prior to the adoption of this policy our CEO’s employment agreement contained a 280G gross-up provision; such provision was limited in time and has since expired. In December 2013, the Committee adopted a revised policy against providing tax gross-ups under any circumstances.

Although the annual advisory shareholder vote on executive compensation is non-binding, the Committee has considered, and will continue to consider, the outcome of this vote each year when making compensation decisions for our Chief Executive Officer and other named executive officers. At our annual meeting of shareholders held on January 30, 2013, approximately 88% of the shareholders who voted “for” or “against” on the “say-on-pay” proposal approved the compensation of our named executive officers. In addition, the Company has regular contact with its largest shareholders as part of its normal investor relations activities. During these interactions, no adverse commentary was received pertaining to recent executive compensation decisions or with respect to the structure of our compensation program. The Committee believes that this, coupled together with the 2013 shareholder vote regarding “say-on-pay,” strongly endorses the compensation philosophy of the Company and the application of that philosophy by the Compensation Committee.

We do not believe that our compensation programs are structured to reward inappropriate risk-taking, and have concluded that our compensation policies and practices are not reasonably likely to result in a material adverse effect on our businesses, for several reasons, including the following:

•

Under our annual performance bonus plan, we used multiple objective incentive performance measures to determine annual cash bonus eligibility for Messrs. Kramer, Mehmel and Wetmore, which discourages focusing on a single performance measure and incentivizes them to focus on the continuing financial strength of the Company as well as on operating results.

•

We provide a mix of variable performance-based annual cash compensation (under our annual performance bonus plan), fixed cash compensation in the form of base salaries, and long-term equity compensation in the form of restricted stock awards which are almost exclusively performance-based. We believe this combination of variable and fixed cash compensation, and a long-term equity interest, which is performance-based and in other respects vests over time, appropriately incentivizes and rewards management while at the same time encourages appropriate—but not excessive—levels of risk assumption.

•

The design of our compensation programs encourages executives to remain focused on both the short-term and long-term success of the Company’s operational and consolidated financial position and objectives; as a result, any incentive to take short term risks is mitigated by the necessity for us to achieve success and maintain shareholder value over the long term. In this regard, a portion of compensation is delivered to executives in the form of an annual bonus. In the case of our CEO, President and COO, and Executive Vice President and CFO, the annual bonus is 100% tied to near-term objective performance criteria, and is subject to reduction in amount through the exercise of “negative discretion” by the Compensation Committee.

•

In addition, a significant portion of compensation to our senior executives is delivered through the use of performance-based equity awards, all of which cliff vest after a minimum three-year period, provided the applicable performance criteria requirements are achieved. The Compensation Committee believes that these restricted share awards focus our executives on the long-term success of the Company, aligns their interests with those of our shareholders and, because of the multi-year vesting feature, subjects management to the long term consequences of risks undertaken to achieve short term objectives.

•	We have adopted stock ownership guidelines, which serve to align the interests of our directors and executives with those of our stockholders, and encourage focus on long-term performance.

•

We have adopted an anti-hedging, anti-pledging policy prohibiting directors and executive officers from purchasing company securities on margin, pledging company securities or entering into a hedging transaction with respect to company securities.

•	We have adopted a clawback policy that provides for the recovery from executive officers of improperly received incentive compensation going back three years in the event of an accounting restatement.

•	The Compensation Committee engages an independent compensation consultant from time to time to guide it in making compensation decisions.

Executive Compensation Decisions—The Role of the Compensation Committee, Executives and Consultants

The Compensation Committee is responsible for evaluating and approving the compensation of our executive officers and the presidents of our business units. The Compensation Committee considers recommendations from our Chief Executive Officer with respect to executive compensation matters, except regarding his own compensation. From time to time, including with respect to certain decisions made regarding fiscal year 2013 compensation, the Compensation Committee utilizes the services of an independent consulting firm to perform analyses and to make recommendations relative to executive compensation matters. The Compensation Committee takes such information into consideration in making its compensation decisions.

Determination of Compensation Levels

In setting compensation levels, including bonus eligibility levels for our Chief Executive Officer, President and Chief Operating Officer, and Chief Financial Officer under our performance bonus plan, and the mix of compensation for fiscal year 2013, the Compensation Committee considered several factors. These include existing employment agreements with individual executives, the desire to motivate the executives and align the compensation of the executives with the financial performance of the Company by providing the majority of the executives’ compensation in the form of performance-based compensation, and the Compensation Committee’s subjective assessment of the individual’s experience, responsibilities, management, leadership abilities and job performance. The Compensation Committee has, from time to time, used focused marketplace compensation analysis and reviewed compensation levels at companies of similar type and size for comparison purposes in connection with the recruitment and retention of our executive officers. In fiscal year 2013, the Committee was provided with certain analyses regarding the compensation of chief operating officers, chief financial officers and general counsels of companies of similar size and scope, and considered these as one of many factors in making compensation decisions with respect to such persons. Although it does not set their compensation, the Compensation Committee also reviews the level of compensation of the executives of our subsidiaries below the president level in order to consider how the compensation levels of those executives relate to the compensation that we pay to our subsidiary presidents. The Compensation Committee recognizes that Griffon has adopted an approach that focuses not only on the appropriate deployment of and return of capital in our existing businesses, but also on growth and diversification. Accordingly, while the Committee recognizes the benefit of using comparative information in determining compensation at the corporate level, it also recognizes the limitations of such comparisons for a company, such as Griffon, that has shown dynamic development and growth potential. For this reason among others, including the difficulty in identifying other diversified manufacturing public companies of size and scope similar to Griffon, the Committee has not used a peer group or specific benchmarking standards in determining executive compensation levels. In addition, in assessing compensation levels, the Compensation Committee has been generally cognizant of the high cost of living, especially housing expense, in the New York-New Jersey-Connecticut metropolitan area.

In 2012, the Compensation Committee retained James F. Reda & Associates (“JFR”), an independent outside executive compensation consulting firm. JFR assists the Committee in evaluating Griffon’s executive compensation practices for senior management personnel and provides general advice regarding compensation practices and policies. JFR is retained directly by the Compensation Committee. Among other things, in fiscal 2013 JFR advised the Committee as to whether the cash bonuses to be paid in respect of fiscal 2013 to Messrs. Kramer, Mehmel and Wetmore under our performance bonus plan were reasonable and appropriate in light of (i) the fiscal 2013 performance measures and bonus opportunities approved by the Committee in December 2012 and (ii) the operational and financial results of the Company for fiscal 2013. JFR also advised the Committee on other matters from time to time as requested by the Committee, including appropriate compensation levels of our business unit presidents, structuring of our restricted share program and tax deductibility of restricted share awards under Section 162(m) of the Internal Revenue Code.

Elements of Executive Compensation

Base Salary. We pay a base salary that the Compensation Committee determines is competitive with respect to the scope, responsibilities and skills required of the particular position in order to attract and retain qualified individuals. As discussed above, the Compensation Committee assesses compensation from other companies from time to time by analyzing the compensation paid in the marketplace. Annual merit increases are considered after annual review, on a subjective basis. Mr. Kramer’s base salary was increased to $928,055, effective October 1, 2012, and to $943,000, effective October 1, 2013, in each case representing a 1.6% cost of living increase pursuant to the terms of Mr. Kramer’s employment contract as in effect at that time. Although we were formerly required to provide our Chief Executive Officer with an annual cost of living adjustment to his salary, Mr. Kramer agreed to amend his employment agreement to delete this provision.

In December 2012, we entered into an employment agreement with Robert F. Mehmel, pursuant to which he became our President and Chief Operating Officer, as discussed below under “Employment Agreements.” Mr. Mehmel’s employment agreement provides for an initial annual base salary of $700,000, subject to discretionary annual increases. The base salary under this agreement was established by our Compensation Committee. The Compensation Committee determined that this annual base salary was necessary in order to recruit Mr. Mehmel. Mr. Mehmel’s salary was increased to 711,200, effective December 1, 2013, representing a 1.6% cost of living increase.

Mr. Wetmore’s salary was increased to $580,034 effective December 1, 2012 and to $589,400 effective December 1, 2013, and Mr. Kaplan’s salary was increased to $337,475 effective December 1, 2012 and to $342,900 effective December 1, 2013, in each case representing a 1.6% increase. Mr. Alesia, who retired on December 31, 2012, received no salary increase in 2012. As discussed below, we entered into a consulting arrangement with Mr. Alesia upon his retirement.

Annual Cash Incentive Bonuses. Annual cash incentive bonuses are designed to provide a significant and variable financial opportunity to our executive officers on an annual basis based upon Company and individual performance.

In November 2010, our Board of Directors adopted the 2011 Performance Bonus Plan, which was approved by stockholders at our annual meeting of stockholders held on February 3, 2011. This plan replaced our prior 2006 Performance Bonus Plan. Bonus awards under the 2011 Performance Bonus Plan, if any, are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. Accordingly, the 2011 Performance Bonus Plan maximizes the deductibility of compensation paid to our senior executives who are subject to Section 162(m)’s potential deduction limitations. The Performance Bonus Plan is administered by the Compensation Committee, which selects the participants and establishes the performance periods and the specific objective performance goals to be achieved during those periods. The Compensation Committee believes that the 2011 Performance Bonus Plan supports our Company’s pay-for- performance philosophy by making the payment of annual bonus amounts to our most senior executive officers contingent upon the achievement of pre-established and objective performance goals. Moreover, the Compensation Committee retains, and in recent years has exercised, negative discretion to reduce bonus awards otherwise earned through the attainment of the performance goals.

In December 2012, in accordance with and pursuant to the 2011 Performance Bonus Plan, the Compensation Committee established objective, calculable and prospective goals under that plan for fiscal year 2013. These goals were established by the Compensation Committee to be consistent with our operational, strategic and capital objectives for fiscal year 2013 approved by the Board at the beginning of the fiscal year. In establishing goals, the Compensation Committee seeks to create incentives for the attainment of the capital, strategic and operational objectives set by the Board.

Consistent with the strategy and business objectives set by the Board, the Compensation Committee determined that objectives should be established in two different areas—achieving strong operating results, as measured by EBITDA, and continuing to strengthen Griffon’s balance sheet, as measured by working capital level. In fiscal 2011, the cash bonus opportunity for each of Mr. Kramer and Mr. Wetmore was split 50% based on EBITDA and 50% based on working capital. For fiscal 2012 as well as for fiscal 2013, while the Committee continued to believe it important to use working capital as a performance measure to create an appropriate incentive to maintain liquidity and financial strength, the Committee desired to put a stronger emphasis on operating results and therefore weighed EBITDA performance more heavily (accounting for approximately 75% of the cash bonus opportunities for Messrs. Kramer and Wetmore and, with respect to fiscal year 2013, for Mr. Mehmel as well), and assigned an approximate 25% weighting to working capital. With respect to Mr. Kramer, levels of achievement were established for each objective, up to a maximum potential bonus of $7.5 million for the attainment of a specified level of EBITDA and $2.5 million for a specified level of working capital. With respect to Messrs. Mehmel and Wetmore, the maximum potential bonus amounts determined were $1.875 million and $1.5 million, respectively, for the attainment of a specified level of EBITDA and $0.625 million and $0.5 million, respectively, for a specified level of working capital. The Compensation Committee retained the power to reduce (but not increase) the bonuses actually awarded under the 2011 Performance Bonus Plan to ensure that the aggregate bonus actually paid under that Plan to any individual was, in the judgment of the Compensation Committee, reasonable and in the best interests of the Company. The Committee exercised negative discretion with respect to fiscal 2013.

The Committee establishes EBITDA targets after the Board has reviewed the Griffon operating plan developed by management for the coming fiscal year. That operating plan incorporates the plans and budgets of each of the Company’s operating subsidiaries as well as corporate expense, and requires that certain levels of organic growth be achieved for the payment of target bonuses at the subsidiary levels. In establishing EBITDA targets, the Compensation Committee considered similar factors to those considered when EBITDA target levels were set for fiscal 2011 and 2012, such as

•

the challenging U.S. and global economic environment, including in particular the downturn and slower than expected recovery of the U.S. housing market, which has a direct impact on the Company’s building products business.

•	how the current economic environment is likely to impact consumer spending, and the likely resultant impact on Ames, the Company’s lawn and garden tool business that was acquired in the fall of 2010.

•

the uncertain defense budgetary environment, and the possible impact of reduced military spending by the U.S. government (including the potential impact of sequestration) on Telephonics, the Company’s defense electronics business.

The Compensation Committee also considered that the setting of appropriate EBITDA targets would create an incentive to control general and administrative expenses. Based on the foregoing, the Compensation Committee established an EBITDA target that ranged from $130 million as a minimum threshold for bonus eligibility under the 2011 Performance Bonus Plan for operational results to $170 million as the level at which a maximum bonus could be awarded.

In establishing working capital targets, the Compensation Committee considered the capital requirements of the Company necessary for the Company to maintain a strong balance sheet and desirable levels of liquidity for fiscal year 2013. The Committee also considered anticipated cash expenditures for fiscal year 2013. The Committee believes that working capital is an appropriate measure of financial strength and stability as it prevents excessive reliance on short-term borrowings, thereby reducing the Company’s exposure to uncertainties of the capital markets. Importantly, the Compensation Committee also recognized the inherent tension between maintaining a strong working capital position and the mandates of the Company’s Board of Directors to increase earnings growth through acquisitions of synergistic or complementary businesses and to return cash to shareholders through share repurchases. The Committee also recognized that in view of the Board’s role in establishing the level of share repurchases and in approving acquisitions, decisions with respect to these activities and the consequences of those decisions are not ultimately within the control of management. To address this balance, and to eliminate any disincentive for management to pursue strategic acquisitions as well as to avoid penalizing management for implementing the Board authorized share repurchase program, the Compensation Committee determined that the appropriate barometer should be an adjusted working capital measure that is not reduced by amounts expended in connection with share repurchases, and that is reduced by 50% (as opposed to 100%) of acquisition expenses (the “adjusted working capital”). The fiscal year 2013 year-end adjusted working capital levels required for executives to be eligible to receive bonuses, as determined by the Compensation Committee, ranged from $522 million as a minimum threshold to $562 million at which a maximum bonus could be awarded.

After the conclusion of fiscal year 2013 and the preparation of the Company’s audited financial statements, the Compensation Committee held meetings in which the Committee reviewed the extent to which targets established under the 2011 Performance Bonus Plan were attained and considered the extent to which bonuses under the plan would be paid. The Committee determined that Messrs. Kramer, Mehmel and Wetmore were eligible for the following bonuses as a result of the EBITDA generated by the Company’s operations and based upon the level of the Company’s adjusted working capital at year end, and determined that the actual following bonuses would be paid:

Executive	Eligible EBITDA Amount	Eligible Adjusted Working Capital Amount	Eligible Total Bonus Amount	Actual Bonus Paid	Actual Bonus Paid as a Percentage of Eligible Bonus
Ronald J. Kramer	$3,969,739	$2,500,000	$6,469,739	$3,600,000	55.6%
Robert F. Mehmel	$992,435	$625,000	$1,617,435	$1,000,000	61.8%
Douglas J. Wetmore	$793,948	$500,000	$1,293,948	$600,000	46.4%

Actual EBITDA fell between the “minimum” level of $130 million (which provided for payouts to Messrs. Kramer, Mehmel and Wetmore of $2.0 million, $0.5 million and $0.4 million, respectively) and the “target” level of $153 million (which provided for payouts to Messrs. Kramer, Mehmel and Wetmore of $4.0 million, $1.0 million and $0.8 million, respectively). As previously approved by the Committee, interpolation was used to arrive at the eligible amounts payable, as indicated in the chart above. Actual adjusted working capital exceeded the “maximum” amount of $562.0 million, resulting in the eligible amounts payable, as indicated in the chart above.

The Committee recognized the strong leadership and substantial contributions of Messrs. Kramer, Mehmel and Wetmore that lead towards the excellent enhancement of the Company’s balance sheet which has placed the Company in a strong financial position, and also took note of the solid operating results of the Company on both a consolidated and adjusted basis in the current, challenging economic environment. However the Compensation Committee also considered other factors, such as the relationship between the Company’s stock price performance and the trend in Mr. Kramer’s pay in recent years and, as a result, the Compensation Committee determined to exercise negative discretion with respect to each of Messrs. Kramer, Mehmel and Wetmore. In doing so, the Committee concluded that the cash bonuses as indicated in the chart above should be paid, which represent 55.6%, 61.8% and 46.4%, respectively, of the amount that each of Messrs. Kramer, Mehmel and Wetmore, respectively, was eligible to receive under the bonus plan.

The bonus for Mr. Kaplan is discretionary and is based primarily upon a subjective analysis by the Compensation Committee of Mr. Kaplan’s individual performance. The Committee recognized the substantial contributions made by Mr. Kaplan relating to the Company’s legal function during fiscal 2013, and determined that Mr. Kaplan be awarded a bonus of $250,000 in respect of fiscal year 2013. Mr. Alesia, who retired on December 31, 2012, did not receive any bonus in respect of fiscal 2013.

Equity-based Compensation. Equity-based compensation is designed to provide incentives to our executive officers to build stockholder value over the long term by aligning their interests with the interest of stockholders. Historically, equity-based compensation consisted of stock options granted by the Compensation Committee under our stock option plans. In 2006, we began granting time-based restricted stock awards as the Compensation Committee determined that this was a more effective vehicle for the motivation and retention of our executive officers. In 2011, we started including performance criteria as a component of certain of our restricted stock awards.

Since the fall of 2011, all restricted share awards granted to our named executive officers have been 100% performance based. This further implements the Committee’s philosophy of aligning executive compensation with the financial performance of the Company, and motivating executives, by providing a substantial portion of our executives’ compensation in the form of performance-based compensation. We believe the Company is included in a small minority of public companies that has granted exclusively performance-based equity awards to its named executive officers in recent years.

The Committee believes that equity-based compensation provides an incentive that focuses the executive’s attention on managing our Company from the perspective of an owner with an equity stake in the business. In determining the amount of equity-based compensation to be awarded to our named executive officers, the Compensation Committee takes into consideration, among other things, the level of the officer’s responsibility, performance of the officer, other compensation elements and the amount of previous equity grants awarded to the individual. In addition, with respect to recruiting an executive officer to join our Company, the amount of equity consideration may be negotiated to reflect the amount necessary to hire the desired person. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential to have an impact on our profitability, growth and financial position.

Pursuant to our 2011 Equity Incentive Plan (the “Incentive Plan”), we may issue up to 3,000,000 shares of our common stock. The Compensation Committee believes that the Incentive Plan allows our Company to attract and retain executive management by providing them with appropriate equity-based incentives and rewards for superior performance. As described elsewhere in this proxy statement, we are submitting to stockholders a proposal to approve an amendment and restatement of the Incentive Plan, which, if approved, will authorize the issuance of an additional 1,200,000 shares to be granted as restricted shares under the Incentive Plan. Approximately 73,000 shares were available for grant as restricted shares as of November 30, 2013 under the Incentive Plan.

On January 29, 2013, Mr. Kramer was granted 200,000 shares of restricted stock. This award, which was 100% performance-based when granted, was amended on December 12, 2013 to add a second performance criterion that can only be achieved over a three-year performance period. Subject to Mr. Kramer’s continued employment, these shares will vest on November 30, 2016 if (and only if) each of two performance criteria are achieved. First, the Company must achieve at least $170 million of consolidated EBITDA in fiscal year 2014, 2015 or 2016. This represents an approximate $25 million increase from the comparable amount of $145 million in fiscal year 2012. In addition, the Company must achieve aggregate EBITDA over the three fiscal year period 2014-2016 of at least $475 million. This three year measure represents an approximate $34 million increase from aggregate EBITDA of $441 million for fiscal years 2011-2013. The Committee felt that, while it is important that vesting of the CEO’s three-year performance award depend on superior achievement of operating results in at least one fiscal year, there also be a required level of performance over the entire three-year period. If both performance criteria are not met, the shares will be forfeited in their entirety. This award is subject to earlier vesting in the event of death, Disability or a Change in Control, or, subject to achievement of the required performance criteria, if Mr. Kramer is terminated without Cause or leaves for Good Reason (as such terms are defined in Mr. Kramer’s Employment Agreement).

On December 10, 2012 (the date on which Mr. Mehmel joined the Company), pursuant to the terms of his employment agreement, Mr. Mehmel was granted 300,000 shares of restricted stock, 150,000 of which will vest on December 10, 2015 if, and only if, at least one of Telephonics Corporation, Home & Building Products or Clopay Plastic Products Company (together, the “Business Units”) achieves a 3% or greater increase in sales or operating income for at least one of fiscal years 2013, 2014 or 2015 over, in each case, the immediately preceding fiscal year or, at the end of any such fiscal year, the Company reports working capital of at least $493,265,000. The remaining 150,000 shares will vest on December 10, 2016 if, and only if, at least one of the Business Units achieves a 3% or greater increase in sales or operating income for any of fiscal years 2013, 2014, 2015 or 2016 over, in each case, the immediately preceding fiscal year or, at any such fiscal year end, the Company reports working capital of at least $493,265,000. The Committee regarded the 300,000 share grant of restricted stock to Mr. Mehmel as an inducement grant necessary to recruit him. On November 12, 2013, the Committee certified the achievement of the performance criteria with respect to this grant of restricted shares. This equity award will now vest, subject to Mr. Mehmel’s continued employment, as to 50% of the underlying shares on each of December 10, 2015 and 2016. In the event of an involuntary termination, other than upon a change in control, the unvested restricted shares will vest, as the performance criteria has now been satisfied. In the event of an involuntary termination upon a Change in Control, the unvested portion will vest in full as of the termination date. Upon a termination by the Company due to Mr. Mehmel’s death or disability, a pro-rata portion of the restricted shares will vest.

On January 29, 2013, Mr. Wetmore was granted 41,667 shares of restricted stock, which grant is 100% performance-based. Subject to Mr. Wetmore’s continued employment, all 41,667 shares will vest on November 30, 2016 if, and only if, the Company achieves at least $170 million of consolidated EBITDA in fiscal year 2014, 2015 or 2016. These restricted shares are subject to earlier vesting if, within two years after a Change in Control, Mr. Wetmore is terminated without Cause or leaves for Good Reason. This award is subject to earlier vesting on a pro rata basis if Mr. Wetmore’s employment terminates due to Disability (as such terms are defined in Mr. Wetmore’s Employment Agreement).

On December 6, 2012, Mr. Kaplan was granted 50,000 shares of restricted stock. This grant is also 100% performance-based, and was amended on November 12, 2013. Subject to Mr. Kaplan’s continued employment, all 50,000 shares will vest on December 6, 2015 if Company consolidated EBITDA is equal to or greater than $170 million in at least one of 2013, 2014 or 2015, and will vest on November 30, 2016 if the performance criteria is not achieved by 2015 but is achieved in 2016. If the EBITDA performance condition is not attained, the restricted shares will be forfeited. These restricted shares are subject to earlier vesting if, within two years after a Change in Control Mr. Kaplan is terminated without Cause or leaves for Good Reason. On November 12, 2013, an award of 45,000 restricted shares previously granted to Mr. Kaplan on December 6, 2011 was amended such that the shares will vest upon achievement of the performance condition of at least $170 million of Company consolidated EBITDA so long as the performance condition is achieved in any one fiscal year by fiscal year end 2016; if the performance condition is not achieved by fiscal 2016, the shares will be forfeited. Also on November 12, 2013, Mr. Kaplan was granted 44,391 shares of restricted stock that will vest, subject to Mr. Kaplan’s continued employment, on November 12, 2016 if, and only if, Company consolidated EBITDA is equal to or greater than $170 million in at least one of 2014, 2015 or 2016.

The Compensation Committee determined to grant the awards described above to each of Messrs Kramer, Wetmore and Kaplan (i) based on a subjective analysis of the executive’s performance, (ii) to provide enhanced retention and motivation for the executive, (iii) to reflect the Company’s philosophy that a substantial portion of the compensation of its senior executives should be performance-based, and (iv) as a measure of compensation risk to management in that it requires the executive to remain with the Company for a significant period of time before vesting in the equity award and effectively subjects the executive to the same share value risks to which our stockholders are subject during the cliff vesting period. With respect to the award to Mr. Mehmel, the Committee determined the award was necessary to recruit Mr. Mehmel to join the Company, and also believed that it provides high retentive value and motivation for Mr. Mehmel.

The Compensation Committee believes that the Company generally benefits from the retention and risk mitigation elements provided by a three year cliff vesting period (in addition to our performance vesting requirements and conditions), and has determined that cliff vesting, rather than pro-rata annual vesting, better aligns an executive’s compensation interests with the longer-term business strategies and tactics of the Company over the vesting period. The Committee also believes that cliff-vesting (in addition to our performance vesting requirements and conditions), reduces the motivation to engage in short-term strategies that may increase the Company’s share price in the near term but may not create the best foundation for maximizing long-term stockholder value. The long-term vesting requirement is therefore also considered a disincentive to excessive risk taking by management as any adverse consequences of such risks would be reflected in the value of the equity awards by the time those awards vest. Accordingly, all restricted share awards granted to executives since the fall of 2011 reflect a minimum three-year cliff vesting period (in addition to our performance vesting requirements and conditions).

Retirement, Health and Welfare Benefits and Other Perquisites. Effective October 1, 1996, we adopted the Griffon Corporation Supplemental Executive Retirement Plan (“SERP”) for certain of our officers. The Company adopted and maintained the SERP for certain long service executives as an incentive for both current performance and continued service with our Company. We no longer have any active participants in this plan, as Mr. Alesia was our last active participant and retired on December 31, 2012.

The normal retirement age under the SERP was 72. No benefit was payable unless a participant was vested at the time of termination of employment. A participant’s right to receive a benefit vested after 20 years of service and one year of participation in the SERP, or upon a Change of Control (as defined in the SERP).

The SERP provides an annual benefit upon termination equal to the sum of .25% of Average Base Salary and 1.5% of Average Bonus/Incentive Compensation multiplied by completed years of service (up to a maximum of 30). “Average” means, for each of “Average Base Salary” and “Average Bonus/Incentive Compensation,” the average of the three highest paid years out of the last ten prior to retirement. Benefits were adjusted for early retirement and retirement after the normal retirement date. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provided for a pre-retirement death benefit payable for 10 years to the participant’s beneficiary. Notwithstanding the foregoing, upon a Change in Control (as defined in the SERP), the participant’s retirement benefits will be paid in a lump sum.

Our executive officers are entitled to participate in all of our employee benefit plans, including medical, dental, vision, group life, disability, accidental death and dismemberment insurance and our 401(k) Retirement Plan and ESOP. We provide vacation and paid holidays to our executive officers. We provide additional medical benefits to our named executive officers pursuant to a secondary self-insured health insurance plan that covers items not covered by our primary health insurance plan available to our employees generally. We also provide certain of our executive officers with a leased car or allowance and/or additional life insurance not available to our employees generally. We provide these perquisites to Messrs. Kramer, Mehmel, Wetmore and Kaplan pursuant to the terms of their respective employment agreements. We provided these perquisites to Mr. Alesia, and we reimburse Mr. Mehmel for certain financial, investment, estate planning, tax and insurance consulting services, as a means to retain the executive’s services. See the Summary Compensation Table for details regarding the value of perquisites received by our executive officers. We also provide Mr. Kramer a Company car and driver pursuant to the terms of Mr. Kramer’s employment agreement; to the extent Mr. Kramer utilizes this service for personal use, the relative value is reflected in the Summary Compensation Table.

Employment Agreements

In March 2008, we entered into an employment agreement with Ronald J. Kramer, pursuant to which he became our Chief Executive Officer effective April 1, 2008. We entered into an amendment to this agreement with Mr. Kramer on February 3, 2011. Pursuant to the terms of the employment agreement, as amended, Mr. Kramer’s term of employment continues for three years from the date on which either party gives notice that the term of employment will not be further renewed. The employment agreement provided an initial annual base salary to Mr. Kramer of $775,000, which is subject to discretionary increases. We provided restricted stock grants to Mr. Kramer of 250,000 shares, 75,000 shares and 25,000 shares on April 1, 2008, October 1, 2008 and October 1, 2009, which cliff vested on April 1, 2011. Under the employment agreement Mr. Kramer is eligible for an annual cash bonus as determined by the Compensation Committee. Mr. Kramer is also entitled to receive severance payments upon termination of his employment under certain circumstances, as more fully described below under “Potential Payments Upon Termination or Change in Control.” Mr. Kramer’s employment agreement previously provided for a contractually required cost of living salary increase. Mr. Kramer recently agreed to amend his employment agreement to eliminate this provision so that Mr. Kramer, like other Griffon executives, is now only eligible to receive discretionary salary increases.

On December 7, 2012, we entered into an employment agreement with Robert F. Mehmel, pursuant to which he became our President and Chief Operating Officer effective December 10, 2012. Under the employment agreement, Mr. Mehmel’s initial term of employment is four years, and thereafter the agreement automatically renews for successive one year periods unless either party provides appropriate notice of non-renewal to the other party. We provided an initial annual base salary to Mr. Mehmel of $700,000 per annum, with eligibility for periodic increases commencing October 1, 2013. Mr. Mehmel is eligible for an annual cash bonus as determined by the Committee, with a target bonus amount not less than 100%, and a maximum bonus amount not less than 200%, of Mr. Mehmel’s then current base salary. We also provided a grant of 300,000 restricted shares to Mr. Mehmel, as described above. Upon termination of his employment under certain circumstances, Mr. Mehmel is entitled to receive certain severance payments, as more fully described below under “Potential Payments Upon Termination or Change in Control.”

On August 6, 2009, we entered into an employment agreement with Douglas J. Wetmore, pursuant to which he became our Executive Vice President and Chief Financial Officer effective September 1, 2009. Pursuant to the employment agreement, Mr. Wetmore’s initial term of employment was four years, and now automatically renews for successive one-year periods unless either party provides appropriate notice of non-renewal to the other party. The agreement provided for Mr. Wetmore to receive an initial annual base salary of $500,000, subject to discretionary increases. Commencing with the 2010 fiscal year, Mr. Wetmore became eligible for an annual cash bonus as determined by the Compensation Committee. Mr. Wetmore is also entitled to receive severance payments upon termination of his employment under certain circumstances, as more fully described below under “Potential Payments Upon Termination or Change in Control.” Pursuant to the terms of Mr. Wetmore’s employment agreement, on September 1, 2009, Mr. Wetmore received a restricted stock grant of 200,000 shares of common stock under the Company’s 2006 Equity Incentive Plan, which vested on September 1, 2013.

On April 27, 2010, we entered into an employment agreement and related severance agreement with Seth L. Kaplan, pursuant to which he became our Senior Vice President, General Counsel and Secretary effective on May 17, 2010. Pursuant to these agreements, Mr. Kaplan’s initial term of employment will continue until May 17, 2014 and thereafter will automatically renew for successive one-year periods, unless either party provides appropriate notice of non-renewal to the other party. The agreement provided for Mr. Kaplan to receive an initial annual base salary of $312,500, subject to discretionary increases. Commencing with the 2010 fiscal year, Mr. Kaplan became eligible for an annual cash bonus (at a minimum target of 50% of base salary). Mr. Kaplan is also entitled to receive severance payments upon termination of his employment under certain circumstances, as more fully described below under “Potential Payments Upon Termination or Change in Control.” Pursuant to his employment agreement, Mr. Kaplan received a restricted stock grant of 40,000 shares of common stock which will vest on May 17, 2014, subject to Mr. Kaplan’s continued employment with the Company. The restricted stock grant shall immediately vest if Mr. Kaplan’s employment is terminated without Cause or if he leaves for Good Reason (as such terms are defined in Mr. Kaplan’s severance agreement). If Mr. Kaplan’s employment terminates due to disability, a pro-rata portion of the restricted stock grant will vest.

With respect to the agreements described above, each of Messrs. Kramer, Mehmel, Wetmore and Kaplan has agreed to customary non-competition and non-solicitation provision that extend for a post-termination period ranging from twelve to eighteen months. Messrs. Kramer, Mehmel, Wetmore and Kaplan have also agreed to customary terms regarding the protection and confidentiality of our trade secrets, proprietary information and technologies, designs and inventions. A “change in control” is generally defined in these agreements to include, among other things, the acquisition by a person or entity of more than 30% of the voting securities of our Company, the current Board of Directors no longer constituting a majority of the Board (directors approved by the existing Board will be considered a part of the current Board), and certain merger or sale of assets transactions. Pursuant to the agreements described above, we provide certain perquisites to our named executive officers, as described above under “Retirement, Health and Welfare Benefits and Other Perquisites” and as reflected in the Summary Compensation Table.

On December 11, 2012, we entered into a consulting agreement with Patrick L. Alesia, our former Senior Vice President and Chief Administrative Officer. Under the consulting agreement, Mr. Alesia agreed to consult with us for a two-year period following his retirement on December 31, 2012. The consulting agreement superseded and replaced a former severance agreement we previously entered into with Mr. Alesia. Under the consulting agreement, we pay Mr. Alesia an annual consulting fee of $250,000, and Mr. Alesia has agreed to make himself available to consult with our Chief Executive Officer, or his designees, regarding matters within Mr. Alesia’s knowledge, expertise and experience, consistent with the types of matters in which he was engaged as an executive officer of the Company. All restricted shares held by Mr. Alesia will continue to vest on their terms during the period of the consulting agreement. We have also agreed to provide Mr. Alesia with health and medical insurance benefits during the term of the consulting agreement, and we provided reimbursement of expenses related to an automobile through September 2013, each on terms consistent with past practice. The consulting agreement requires Mr. Alesia to comply with customary non- competition and non-solicitation restrictions during the term of the consulting agreement, as well as a customary non-disparagement clause, and subjects Mr. Alesia to customary terms regarding the protection and confidentiality of our trade secrets, proprietary information and technologies, designs and inventions. The Compensation Committee determined to enter into the consulting agreement with Mr. Alesia so that the Company could continue to benefit from Mr. Alesia’s institutional knowledge, experience and lengthy tenure with the Company during the consulting term, as well as to ensure a smooth transition of his responsibilities to other members of our executive management.

Stock Ownership Guidelines

In November 2010, we adopted stock ownership guidelines which require that our executive officers acquire, over time, a certain number of shares of our common stock. Under the Company’s stock ownership guidelines:

•	the target number of shares for compliance is stated in dollar amounts

•

the executive is required, within three years of the adoption of the policy (or, for future executive officers, within three years of assuming such position with the Company), to reach the target dollar value through ownership of shares of common stock and to retain the target amount of shares until termination of service

•	the target dollar value is as follows:

Position	Target Dollar Value
CEO	5x Salary
COO	4x Salary
CFO	3x Salary
Other Executive Officers	2x Salary
Segment and Business Unit Presidents	2x Salary

•

until the target dollar value has been reached, the executive must retain all “net” shares received under any Company equity compensation program (“net” shares means all shares net of taxes and, in the case of options, exercise price)

•	testing for compliance is done quarterly

•

once the executive holds the target dollar value as of a testing date, he is deemed to be in compliance with the policy so long as he continues to hold at least the number of shares he held as of that testing date

•	the following shares count toward reaching the applicable guideline amount:

—	restricted shares granted under our equity incentive plans

—	shares held by an investment fund or other investment vehicle with which the executive is affiliated

—	shares held by a parent, child or grandchild of the executive, or by a trust or other entity established for any such family members, so long as the executive retains the power to dispose

•	if an executive fails to be in compliance within the applicable three year period, this can be considered by the Compensation Committee in determining future equity awards

Under these guidelines, each of our executive officers, and segment and business unit presidents, either holds shares with a value greater than the applicable target dollar value, or we believe will own such amount of shares within the specified three-year period. At the end of the three-year period, any executive who does not hold shares with the requisite target value is restricted from selling any shares received under our equity plans (net of shares that may be used to pay taxes and, in the case of options, exercise price). We monitor compliance with the guidelines on a periodic basis. Our Stock Ownership Guidelines apply to directors as well, as described below in the discussion of the compensation of our Board of Directors.

Mr. Kramer, our Chief Executive Officer, holds over 2,000,000 shares of our common stock, which is well in excess of his target number of shares under our stock ownership guidelines of approximately 370,000 shares. Mr. Kramer acquired a substantial portion of his over 2,000,000 shares through investment of his personal assets.

Policy Against Pledging and Hedging Company Securities

During fiscal 2013, we revised our Policy on Insider Trading to prohibit our directors, officers, business unit Presidents and certain other key employees from (i) pledging company securities, (ii) engaging in hedging or monetization transactions that allow the person to lock in the value of his security holdings, and (iii) purchasing securities on margin or holding securities in a margin account. Because these types of activities could result in a sale of securities at a time when the director or employee has material, inside information, or could create a situation in which a director or employee owns securities without the full risks and rewards of ownership, our Board believes it prudent to prohibit our directors, officers and key employees from entering into these types of transactions. The one director who previously held Company shares in a margin account transferred such shares to a cash account prior to the effective date of the revision to our policy on insider trading, and all directors and officers have indicated they are in compliance with the policy as revised.

Clawback Policy; Potential Impact on Compensation from Executive Misconduct

During fiscal 2013 we adopted an Incentive-Based Compensation Clawback Policy. Under this policy, if we are required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements under U.S. securities laws, the Company shall be entitled to recover (and shall seek to recover), from our executive officers, any excess incentive-based compensation received by our executive officers during the three year period prior to the date on which we are required to prepare the restatement. This policy applies to both equity-based and cash compensation awards. The “excess compensation” is the difference between the actual amount that was paid, and the amount that would have been paid if the financial statements were prepared properly in the first instance. As one means of enforcing the Clawback Policy, we have added a clawback provision to our form agreement used for equity grants to our executive officers.

In addition, if the board or an appropriate committee of the board determines that an officer has engaged in fraudulent or intentional misconduct, we are authorized to take action to remedy the misconduct, prevent its recurrence, and impose appropriate discipline on the individual who engaged in the misconduct. Discipline would vary depending on the facts and circumstances, and may include termination of employment and initiating an action for breach of fiduciary duty. These remedies are in addition to any other remedies available to us or imposed by law enforcement agencies, regulators or other authorities.

Tax and Accounting Implications

Internal Revenue Code Section 162(m) prevents publicly traded companies from receiving a tax deduction on certain compensation in excess of $1,000,000 for each covered executive officer in any taxable year. Compensation that is “performance-based” under the Internal Revenue Code’s definition is exempt from this limit.

Cash bonuses paid under our Performance Bonus Plan are performance-based, and therefore deductible, under Section 162(m), without limitation. Compensation income attributable to the vesting of our time-based restricted stock is not performance-based as defined in Section 162(m), and therefore the related compensation expense is not deductible under that section to the extent that, together with other compensation attributed to a covered executive officer in the applicable year that is not performance-based, such income exceeds $1,000,000.

Since the fall of 2011, all restricted stock grants to our named executive officers have been performance-based, and therefore the compensation expense related to the vesting of the applicable restricted shares will be deductible under Section 162(m) without limitation.

Our policy with respect to qualifying compensation paid to our covered executive officers for tax deductibility purposes is that, other than restricted stock grants awarded to certain covered executive officers that are not performance-based and therefore do not qualify for exemption under Section 162(m), executive compensation plans will generally be designed and implemented to maximize tax deductibility. However, non-deductible compensation may still be paid to covered executive officers in circumstances when necessary for competitive reasons or to attract or retain a key executive, or in situations where achieving maximum tax deductibility may not be in the best overall interest of the Company. With respect to calendar year 2013, compensation expense attributable to the vesting of time-based restricted stock previously granted to Mr. Kramer will be non-deductible. Other than this amount, as well as a portion of the amount reflected in the “All Other Compensation” column of the Summary Compensation Table with respect to Mr. Kramer for fiscal 2013, the Compensation Committee does not believe there will be any other non-deductible compensation for calendar year 2013.

Additionally, as stated above, the Compensation Committee believes that each executive should be responsible for the taxes payable with respect to such individual’s compensation. Accordingly, the Compensation Committee has established a clear policy against providing tax gross-ups to executives.

EQUITY COMPENSATION PLAN INFORMATION

The following sets forth information relating to our equity compensation plans as of September 30, 2013:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	608,035	$20.11	672,332
Equity compensation plans not approved by security holders (2)	106,200	$20.38	—

(1)

Excludes restricted shares issued in connection with our equity compensation plans; as of September 30, 2013, 3,428,668 unvested shares of restricted stock have been awarded under our equity compensation plans and remain subject to certain forfeiture conditions. The total reflected in column (c) includes shares available for grant as any equity award under the Incentive Plan.

(2)

Our 1998 Employee and Director Stock Option Plan is the only equity plan which was not approved by our stockholders. No new awards have been granted under the Employee and Director Stock Option Plan since February 2008.

COMPENSATION COMMITTEE REPORT

We have reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

Compensation Committee Henry A. Alpert (Chairman) Dr. Bertrand M. Bell Rear Admiral Robert G. Harrison (USN Ret.)

Summary Compensation Table

The following table sets forth all compensation for the fiscal years ended September 30, 2013, 2012 and 2011 awarded to or earned by our principal executive officer, principal financial officer and each of our other executive officers. We refer to these individuals as our “named executive officers” or “NEOs.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total($)
Ronald J. Kramer	2013	928,055	—	2,400,000	3,600,000	—	198,486	7,126,541
Chief Executive Officer	2012	913,440	—	—	3,500,000	—	180,250	4,593,690
	2011	866,667	—	8,715,000	3,500,000	—	130,574	13,212,240
Robert F. Mehmel	2013	571,507	—	3,231,000	1,000,000	—	74,853	4,877,360
President and Chief Operating
Officer (1)
Douglas J. Wetmore	2013	578,512	—	500,004	600,000	—	67,778	1,746,294
Executive Vice President	2012	567,417	—	—	650,000	—	63,866	1,281,282
and Chief Financial Officer	2011	541,667	—	1,867,500	650,000	—	52,076	3,111,243
Seth L. Kaplan	2013	336,589	250,000	532,000	—	—	37,487	1,156,076
Senior Vice President,	2012	330,133	225,000	418,950	—	—	36,493	1,010,577
General Counsel and Secretary	2011	318,750	160,000	199,800	—	—	35,605	714,155
Patrick L. Alesia (2)	2013	111,250	—	—	—	0	235,958	347,208
Former Senior Vice President and	2012	445,000	125,000	—	—	102,077	48,540	720,617
Chief Administrative Officer	2011	443,333	125,000	199,800	—	0	52,904	821,037

(1)	Mr. Mehmel began employment with Griffon on December 10, 2012; his annual salary rate in fiscal year 2013 was $700,000.

(2)

Mr. Alesia retired, and became a consultant to Griffon, as of December 31, 2012. For a discussion of Mr. Alesia’s consulting agreement, see the discussion under “COMPENSATION DISCUSSION AND ANALYSIS—Employment Agreements.”

(3)

Represents the aggregate grant date fair value of shares of restricted stock granted to the NEO during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be realized by the NEO. For additional information regarding the assumptions made in calculating these amounts, see Note 13, “Stockholders’ Equity and Equity Compensation,” to the consolidated financial statements, and the discussion under the heading “ACCOUNTING POLICIES AND PRONOUNCEMENTS—Stock-Based Compensation” in Management’s Discussion and Analysis of Financial Condition and Results of Operations, each included in our Annual Report on Form 10-K for the year ended September 30, 2013.

(4)	Amounts paid to Messrs. Kramer, Mehmel and Wetmore under our 2011 Performance Bonus Plan.

(5)

Each amount shown represents the difference between the actuarial present value of Mr Alesia’s accumulated benefit under the SERP as of September 30 of the current year and September 30 of the prior year, and does not represent an amount paid to Mr. Alesia. For fiscal 2013, the actuarial present value decreased by $121,982, primarily due to payments made to Mr. Alesia following his retirement on December 31, 2012. The increase during fiscal 2012 was primarily due to a change in the discount rate. For fiscal 2011, the actuarial present value decreased by $8,280. Amounts have been determined using discount rate and mortality rate assumptions consistent with those used in our financial statements.

(6)

All Other Compensation in fiscal year 2013 includes (a) $53,726, $4,535, $5,108, $1,089 and $275 paid by us for life insurance policies on Messrs. Kramer, Mehmel, Wetmore, Kaplan and Alesia, respectively; (b) our contributions under a 401(k) Retirement Plan of $10,000, $6,213, $10,000, $8,500 and $467 for each of Messrs. Kramer, Mehmel, Wetmore, Kaplan and Alesia, respectively; (c) expenses related to automobile use in the amounts of $101,217, $27,448, $36,041, $19,459 and $26,577 for each of Messrs. Kramer, Mehmel, Wetmore, Kaplan and Alesia, respectively, which for Mr. Kramer includes an amount allocated to reflect the personal use by Mr. Kramer of a driver provided by the Company; (d) $30,971, $2,290, $14,084, $5,905 and $17,414 paid by us for supplemental medical benefits for each of Messrs. Kramer,

Mehmel, Wetmore, Kaplan and Alesia, respectively; (e) Company contributions in the amounts of $2,571, $2,545, $2,533 and $3,724 allocated under our ESOP on behalf of Messrs. Kramer, Wetmore, Kaplan and Alesia, respectively; (f) $19,367 paid by us for reimbursement of legal fees incurred by Mr. Mehmel in connection with his employment agreement; (g) $15,000 paid by us to reimburse Mr. Mehmel for certain financial, investment, estate planning, tax and insurance consulting fees; and (g) consulting fees in the amount of $187,500 paid to Mr. Alesia for the period January 1, 2013 through September 30, 2013, pursuant to the terms of Mr. Alesia’s consulting agreement.

Grants of Plan-Based Awards-Fiscal 2013

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Date of Action of Comp- ensation Com- mittee, if different than Grant Date	Threshold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)		Maxi- mum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Ronald J. Kramer.	—	—	3,000,000	5,250,000	10,000,000	—	—		—	—	—	—	—
Chief Executive Officer	1/29/13	—	—	—	—	—	200,000	(3)	—	—	—	—	2,400,000	(3)
Robert F. Mehmel	—	—	750,000	1,313,000	2,500,000	—	—		—	—	—	—	—
President and Chief Operating Officer	12/10/12	12/6/12	—	—	—	—	300,000	(4)	—	—	—	—	3,231,000	(4)
Douglas J. Wetmore	—	—	600,000	1,050,000	2,000,000	—	—		—	—	—	—	—
Executive Vice President and Chief Financial Officer	1/29/13	—	—	—	—	—	41,667	(5)	—	—	—	—	500,004	(5)
Seth L. Kaplan	12/6/12	—	—	—	—	—	50,000	(6)	—	—	—	—	532,000	(6)
Senior Vice
President, General
Counsel and
Secretary
Patrick L. Alesia	—	—	—	—	—	—	—		—	—	—	—	—
Former Senior Vice President and Chief
Administrative
Officer

(1)

The individual aggregate maximum payouts established by the Compensation Committee payable under the 2011 performance bonus plan (based on certain EBITDA and working capital performance levels) for the fiscal year ended September 30, 2013 for Messrs. Kramer, Mehmel and Wetmore were $10,000,000, $2,500,000 and $2,000,000, respectively, as reflected in the table. In addition to the threshold, target and maximum amounts reflected in the table, the Committee also established “superior” target payout levels for Messrs. Kramer, Mehmel and Wetmore of $7,500,000, $1,875,000 and $1,500,000, respectively. These bonus eligibility amounts were established by the Committee under the 2011 Performance Bonus Plan.

(2)	Dividends paid on shares underlying a restricted stock award during the period such award is outstanding and unvested are paid when and to the extent that such restricted stock award vests.

(3)

On January 29, 2013, Mr. Kramer received an award of 200,000 shares of performance-based restricted stock. Such award was amended on December 12, 2013 to add a second performance criterion that can only be achieved over a three-year performance period. These shares will vest on November 30, 2016 if (and only if) the Company achieves $170 million of consolidated EBITDA in fiscal year 2014, 2015 or 2016 and the Company achieves aggregate EBITDA over the three fiscal year period 2014-2016 of at least $475 million. If both performance criteria are not met, the shares will be forfeited in their entirety.

(4)

On December 10, 2012, Mr. Mehmel was granted 300,000 shares of restricted stock, 150,000 of which will vest on December 10, 2015 if, and only if, at least one of Telephonics Corporation, Home & Building Products or Clopay Plastic Products Company (together, the “Business Units”) achieves a 3% or greater increase in sales or operating income for at least one of fiscal years 2013, 2014 or 2015 over, in each case, the immediately preceding fiscal year or, at the end of any such fiscal year, the Company reports working capital of at least $493,265,000. The remaining 150,000 shares will vest on December 10, 2016 if, and only if, at least one of the Business Units achieves a 3% or greater increase in sales or operating income for any of fiscal years 2013, 2014, 2015 or 2016 over, in each case, the immediately preceding fiscal year or, at any such fiscal year end, the Company reports working capital of at least $493,265,000. On November 12, 2013, the Committee certified the achievement of the performance criteria with respect to this grant of restricted shares. This equity award will now vest, subject to Mr. Mehmel’s continued employment, as to 50% of the underlying shares on each of December 10, 2015 and 2016. In the event of an involuntary termination, the shares will vest in full as of the termination date. Upon a termination by the Company due to Mr. Mehmel’s death or disability, a pro-rata portion of the restricted shares will vest.

(5)

On January 29, 2013, Mr. Wetmore received an award of 41,667 shares of performance based restricted stock that vests, subject to Mr. Wetmore’s continued employment, in full on November 30, 2016 if, and only if, Company consolidated EBITDA is equal to or greater than $170 million in at least one of 2014, 2015 or 2016. If the EBITDA performance condition is not attained, the restricted shares will be forfeited. These restricted shares are subject to earlier vesting if, within two years after a change in control Mr. Wetmore is terminated without cause or leaves for good reason, and is subject to earlier vesting on a pro rata basis if Mr. Wetmore’s employment terminates due to disability.

(6)

On December 6, 2012, Mr. Kaplan received an award of 50,000 shares of performance based restricted stock; such award was amended on November 12, 2013. This award vests, subject to Mr. Kaplan’s continued employment, in full on December 7, 2015 if, and only if, Company consolidated EBITDA is equal to or greater than $170 million in at least one of 2012, 2013 or 2014, and will vest in full on November 30, 2016 if the performance criterion is not achieved by 2015 but is achieved in 2016. If the EBITDA performance condition is not attained, the restricted shares will be forfeited. These restricted shares are subject to earlier vesting if, within two years after a change in control (i) Mr. Kaplan is terminated without cause or due to death or disability, or (ii) Mr. Kaplan leaves for good reason.

Outstanding Equity Awards at Fiscal 2013 Year-End

The following table sets forth information with respect to the outstanding equity awards of the named executive officers as of September 30, 2013.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(15)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(15)
Ronald J. Kramer	350,000	—	—	20.00	9/30/2018	200,000	(1)	2,508,000	(1)
Chief Executive						200,000	(2)	2,508,000	(2)
Officer										500,000	(3)	6,270,000	(3)
										200,000	(4)	2,508,000	(4)
Robert F. Mehmel	—	—	—	—	—	300,000	(5)	3,762,000	(5)
President and Chief
Operating Officer
Douglas J. Wetmore	—	—	—	—	—	15,000	(6)	188,100	(6)
Executive Vice						60,000	(7)	752,400	(7)
President and Chief										90,000	(8)	1,128,600	(8)
Financial Officer										41,667	(9)	522,504	(9)
Seth L. Kaplan.	—	—	—	—	—	40,000	(10)	501,600	(10)
Senior Vice						15,000	(11)	188,100	(11)
President, General										45,000	(12)	564,300	(12)
Counsel and										50,000	(13)	627,000	(13)
Secretary
Patrick L. Alesia	25,000	—	—	19.49	8/3/2014	15,000	(14)	188,100	(14)	—		—
Former Senior Vice	30,000			22.41	8/3/2015
President and Chief
Administrative
Officer

(1)	On November 18, 2009, Mr. Kramer received an award of 200,000 shares of restricted stock that cliff vested on November 18, 2013.

(2)	On February 11, 2011, Mr. Kramer received an award of 200,000 shares of restricted stock that cliff vests on February 11, 2014.

(3)

On February 11, 2011, Mr. Kramer received an award of 500,000 shares of performance based restricted stock that vests on the first to occur of (i) February 11, 2018 and (ii) the date upon which the share price of Griffon’s common stock has closed at or above a price of $16 per share for thirty consecutive trading days. In January 2012 this award was amended such that the underlying shares vest one year after, and only if, the Company’s common stock closes at a price of $16.00 or higher for thirty consecutive trading days on or prior to January 9, 2016; if the performance condition is not met by January 9, 2016, these 500,000 restricted shares will be forfeited.

(4)

On January 29, 2013, Mr. Kramer received an award of 200,000 shares of performance-based restricted stock. Such award was amended on December 12, 2013 to add a second performance criterion that can only be achieved over a three-year performance period. These shares will vest on November 30, 2016 if (and only if) the Company achieves $170 million of consolidated EBITDA in fiscal year 2014, 2015 or 2016 and the Company achieves aggregate EBITDA over the three fiscal year period 2014-2016 of at least $475 million. If both performance criteria are not met, the shares will be forfeited in their entirety.

(5)

On December 10, 2012, Mr. Mehmel was granted 300,000 shares of restricted stock, 150,000 of which will vest on December 10, 2015 if, and only if, at least one of Telephonics Corporation, Home & Building Products or Clopay Plastic Products Company (together, the “Business Units”) achieves a 3% or greater increase in sales or operating income for at least one of fiscal years 2013, 2014 or 2015 over, in each case, the immediately preceding fiscal year or, at the end of any such fiscal year, the Company reports working capital of at least $493,265,000. The remaining 150,000 shares will vest on December 10, 2016 if, and only if, at least one of the Business Units achieves a 3% or greater increase in sales or operating income for any of fiscal years 2013, 2014, 2015 or 2016 over, in each case, the immediately preceding fiscal year or, at any such fiscal year end, the Company reports working capital of at least $493,265,000. On November 12, 2013, the Committee certified the achievement of the performance criteria with respect to this grant of restricted shares. This equity award will now vest, subject to Mr. Mehmel’s continued employment, as to 50% of the underlying shares on each of December 10, 2015 and 2016.

(6)	On November 18, 2009, Mr. Wetmore received an award of 15,000 shares of restricted stock that cliff vested on November 18, 2013.

(7)	On February 11, 2011, Mr. Wetmore received an award of 60,000 shares of restricted stock that cliff vests on February 11, 2014.

(8)

On February 11, 2011, Mr. Wetmore received an award of 90,000 shares of performance based restricted stock that vests on the first to occur of (i) February 11, 2018 and (ii) the date upon which the share price of Griffon’s common stock has closed at or above a price of $16 per share for thirty consecutive trading days. In January 2012 this award was amended such that the underlying shares vest one year after, and only if, the Company’s common stock closes at a price of $16.00 or higher for thirty consecutive trading days on or prior to January 9, 2016; if the performance condition is not met by January 9, 2016, these 90,000 restricted shares will be forfeited.

(9)

On January 29, 2013, Mr. Wetmore received an award of 41,667 shares of restricted stock that vests on November 30, 2016 if, and only if, Company consolidated EBITDA is equal to or greater than $170 million in at least one of 2014, 2015 or 2016.

(10)	On May 17, 2010, Mr. Kaplan received an award of 40,000 shares of restricted stock that cliff vests on May 17, 2014.

(11)	On November 15, 2010, Mr. Kaplan received an award of 15,000 shares of restricted stock that cliff vested on November 15, 2013.

(12)

On December 6, 2011, Mr. Kaplan received an award of 45,000 shares of performance based restricted stock that cliff vests on December 7, 2014 if, and only if, Company consolidated EBITDA is equal to or greater than $170 million in at least one of 2012, 2013 or 2014. On November 12, 2013, this award was modified such that if the Company achieves consolidated EBITDA of $170 million in 2015 or 2016, then the award will vest on November 30 of the year in which the performance target is achieved.

(13)

On December 6, 2012, Mr. Kaplan received an award of 50,000 shares of performance based restricted stock that cliff vests on December 7, 2015 if, and only if, Company consolidated EBITDA is equal to or greater than $170 million in at least one of 2014, 2014 or 2015. On November 12, 2013, this award was modified such that if the Company achieves consolidated EBITDA of $170 million in 2016, the award will vest on November 30, 2016.

(14)	On November 15, 2010, Mr. Alesia received an award of 15,000 shares of restricted stock that cliff vested on November 15, 2013.

(15)	The value reflected is based upon the closing price of the common stock of $12.54 on September 30, 2013.

Option Exercises and Stock Vested in Fiscal 2013

The following table sets forth information with respect to the number of options and shares of restricted stock granted to the named executive officers in previous years that were exercised or vested during the fiscal year ended September 30, 2013, as well as the value of the stock on the exercise or vesting date.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
			Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(4)
Ronald J. Kramer Chief	—	—	675,000	8,046,000	(1)
Executive Officer and President
Robert F. Mehmel President and	—	—	—	—
Chief Operating Officer
Douglas J. Wetmore Executive	—	—	200,000	2,206,000	(2)
Vice President and Chief Financial Officer
Seth L. Kaplan Senior Vice	—	—	—	—
President, General Counsel and Secretary
Patrick L. Alesia Former Senior	—	—	50,000	562,750	(3)
Vice President and Chief Administrative Officer

(1)	Represents the value of 675,000 shares of restricted stock granted on March 31, 2009, pursuant to the terms of Mr. Kramer’s employment agreement, which shares vested on March 31, 2013.

(2)	Represents the value of 200,000 shares of restricted stock granted on September 1, 2009, pursuant to the terms of Mr. Wetmore’s employment agreement, which shares vested on September 1, 2013.

(3)

Represents the value of (a) 25,000 shares of restricted stock granted on May 8, 2008, which shares vested on May 8, 2013, and (b) 25,000 shares of restricted stock granted on August 6, 2009, which shares vested on August 6, 2013.

(4)	Value is based on the closing price of the common stock on the date of vesting.

Pension Benefits at Fiscal 2013 Year-End

The following table provides an estimate of the present value of the stream of payments to which Mr. Alesia was entitled as of September 30, 2013 under our Supplemental Executive Retirement Plan (“SERP”), as described more fully above in the Compensation Discussion and Analysis.

Name	Plan Name	Number Of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)(3)
Patrick L. Alesia	Supplement	30	1,937,561	103,329
Former Senior Vice President and	Executive Retirement Plan
Chief Administrative Officer

(1)

Consists of the number of years of service credited to the executive officer as of September 30, 2013 for the purpose of determining benefit service under the applicable pension plan. This represents the maximum number of years of service that may be credited under the SERP, which Mr. Alesia attained prior to his retirement on December 31, 2012.

(2)

The present value of accumulated benefits as of September 30, 2013 was calculated using a 3.80% discount rate and the U.S. Annuity 2000 Male Mortality table, which is consistent with the assumptions used in our financial statements.

(3)

Under the terms of the Supplemental Executive Retirement Plan, Mr. Alesia started receiving monthly payment following his retirement on December 31, 2012 (except that payments were delayed for six months as required by the Section 409A of the Internal Revenue Code, which payments were paid in a lump sum at the end of such six month period). Benefits are payable for life, with a guarantee of ten years of payments. See the description of the SERP in the Compensation Discussion and Analysis.

Potential Payments Upon Termination or Change in Control

As described above under the section entitled “COMPENSATION DISCUSSION AND ANALYSIS—Employment Agreements,” we have entered into employment agreements with Ronald J. Kramer, our Chief Executive Officer, Robert F. Mehmel, our President and Chief Operating Officer, and Douglas J. Wetmore, our Executive Vice President and Chief Financial Officer, a severance agreement with Seth L. Kaplan, our Senior Vice President, General Counsel and Secretary, and a consulting agreement with Patrick L. Alesia, who served as our Senior Vice President and Chief Administrative Officer until December 31, 2012. These agreements provide for certain post-employment severance benefits in the event of employment termination under certain circumstances.

The following tables provide estimates of the potential severance and other post-termination benefits that Mr. Kramer, Mr. Mehmel, Mr. Wetmore and Mr. Kaplan would be entitled to receive assuming their respective employment was terminated as of September 30, 2013 for the reason set forth in each of the columns. In the case of Mr. Alesia, the applicable table provides the payments and other post-termination benefits that Mr. Alesia is entitled to under his consulting agreement.

Ronald J. Kramer

Benefit	Termination Due to Death	Termination Due to Disability	Resignation for Good Reason or Termination by the Company Without Cause Prior to a Change in Control		Resignation for Good Reason or Termination by the Company Without Cause After a Change in Control
Salary (1)	—	$928,055	$1,856,110		$2,784,165
Bonus (2)	—	$5,000,000	$10,000,000		$15,000,000
Pro-Rata Bonus (3)	—	$1,392,083	—		—
Accelerated Option Vesting	—	—	—		—
Accelerated Restricted Stock Vesting (4)	$13,794,000	$13,794,000	$11,286,000	(5)	$13,794,000
Value of health benefits provided after termination (6)	$—	$38,730	$38,730		$38,730
Modified 280G Cutback	—	—	—		$—	(7)

Totals	$13,794,000	$21,152,867	$23,180,840		$31,616,895

(1)

Upon termination due to Disability, Mr. Kramer is entitled to an amount equal to one times base salary, payable in 12 monthly installments. Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, other than within 24 months after a Change in Control, Mr. Kramer is entitled to an amount equal to two times base salary, payable in 12 monthly installments. Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, within 24 months after a Change in Control, Mr. Kramer is entitled to a lump sum payment equal to three times base salary.

(2)

Upon termination due to Disability, Mr. Kramer is entitled to an amount equal to the highest bonus received by Mr. Kramer over the three-year period prior to the assumed termination date of September 30, 2013, payable in 12 monthly installments. Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, other than within 24 months after a Change in Control, Mr. Kramer is entitled to an amount equal to two times such highest bonus, payable in 12 monthly installments. Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, within 24 months after a Change in Control Mr. Kramer is entitled to a lump sum payment equal to three times such highest bonus.

(3)

Upon a termination due to Disability, Mr. Kramer is entitled to receive a pro-rata bonus based on an assumed target bonus equal to 150% of his then current salary for the year in which such termination occurs. Because the assumed termination date occurs on the last day of the fiscal year, the bonus reflected above is 150% of his full salary for the fiscal year. Such amount would be paid in a lump sum. Mr. Kramer may also be entitled to a pro-rata bonus in the event of a resignation for Good Reason or termination by the Company without Cause prior to or after a Change in Control; however, such bonus would only be payable to the extent that the applicable performance targets were attained and the Compensation Committee did not exercise its negative discretion to reduce such bonus. Accordingly, such bonus is not set forth in the table above. If Mr. Kramer’s $3,600,000 bonus for fiscal year 2013 had been used in the calculation, the amount set forth above would have been $3,600,000.

(4)

Except as provide in note (5) below, upon a termination due to death, Disability, by Mr. Kramer for Good Reason or by the Company without Cause at any time, Mr. Kramer’s unvested restricted stock awards will vest in full. The value provided above is calculated based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year.

(5)

Notwithstanding note (4) above, Mr. Kramer’s January 29, 2013 restricted stock award will not vest upon Mr. Kramer’s resignation for Good Reason or a termination by the Company without Cause, in each case, other than in connection with or following a Change in Control, unless the applicable performance targets have been satisfied. Because the applicable performance goals were not satisfied as of September 30, 2013, no amount is included in the table above for such award.

(6)

The value of such benefits are determined based on the present value of the total estimated cost of providing health benefits to Mr. Kramer and his eligible dependents for 18 months after Mr. Kramer’s termination of employment due to Disability, by the Company without Cause or by Mr. Kramer for Good Reason.

(7)

Mr. Kramer’s benefits and payments are subject to a modified cutback to eliminate any excise tax payable under section 4999 of the Code if the net after-tax amount (taking into account all applicable taxes payable by Mr. Kramer) that Mr. Kramer would receive with respect to such payments or benefits does not exceed the net after-tax amount Mr. Kramer would receive if the amounts of such payments and benefits were reduced to the maximum amount which could otherwise be payable to Mr. Kramer without the imposition of the excise tax. In respect of a termination occurring as of September 30, 2013, Mr. Kramer receives a greater benefit by paying the excise tax. Accordingly, no cut-back would be imposed.

Robert F. Mehmel

Benefit	Termination Due to Death		Termination Due to Disability		Resignation for Good Reason or Termination by the Company Without Cause Prior to a Change in Control		Resignation for Good Reason or Termination by the Company Without Cause After a Change in Control
Salary	—		$525,000	(1)	$1,050,000	(2)	$1,750,000	(3)
Bonus	—		—		$1,050,000	(4)	$1,750,000	(5)
Pro-Rata Bonus	$700,000	(6)	$700,000	(6)	—		$700,000	(7)
Accelerated Restricted Stock Vesting	$883,812	(8)	$883,812	(8)	$3,762,000	(9)	$3,762,000	(10)
Value of health benefits provided after termination	—		$—		$—		$—
Modified 280G Cutback	—		—		—		$—	(11)

Totals	$1,583,812		$2,108,812		$5,862,000		$7,962,000

(1)	Upon a termination due to Disability, Mr. Mehmel is entitled to nine month’s salary continuation, payable in nine monthly installments.

(2)

Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, other than within 24 months after a Change in Control, Mr. Mehmel is entitled to 18 month’s salary continuation, payable in 18 monthly installments.

(3)

Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, within 24 months after a Change in Control, Mr. Mehmel is entitled to a lump sum payment equal to two and a half times base salary.

(4)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, other than within 24 months after a Change in Control of the Company, Mr. Mehmel will receive a lump sum payment equal to one and a half times the average of the three bonuses Mr. Mehmel received in the three years prior to his assumed termination date; provided that such payment shall equal one and a half times Mr. Mehmel’s target bonus with respect to any such termination occurring prior to his receipt of a bonus with respect to the first fiscal year ending after the commencement of his employment.

(5)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, within 24 months after a Change in Control of the Company, Mr. Mehmel is entitled to a lump sum payment equal to two and a half times the average of the three bonuses Mr. Mehmel received in the three years prior to his assumed termination date; provided that such payment shall equal two and a half times Mr. Mehmel’s target bonus with respect to any such termination occurring prior to his receipt of a bonus with respect to the first fiscal year ending after the commencement of his employment.

(6)

Upon a termination due to death or Disability, Mr. Mehmel is entitled to receive a pro-rata bonus based on his target bonus for the year in which such termination occurs. Because the assumed termination date occurs on the last date of the fiscal year, the bonus reflected above is his full target bonus for the fiscal year. Such amount would be paid in a lump sum.

(7)

Upon a termination within 24 months after a Change in Control by Mr. Mehmel for Good Reason or by the Company without Cause, Mr. Mehmel is entitled to receive a pro-rata bonus based on the higher of Mr. Mehmel’s target bonus for the year in which such termination occurs or the bonus earned for the preceding fiscal year. Because Mr. Mehmel was not employed by the Company in our preceding fiscal year, the amount set forth above is equal to his target bonus for the fiscal year ending September 30, 2013.

(8)

Upon a termination due to death or Disability, with respect to each grant of restricted stock, Mr. Mehmel will receive accelerated vesting of that portion of his award based on a fraction the numerator of which is equal to the number of days worked by Mr. Mehmel commencing on the date of grant and ending on his assumed termination date (September 30, 2013), and the denominator of which is equal to the total number of days included in the applicable vesting period. The value provided above is calculated based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year.

(9)

Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, other than within 24 months after a Change in Control, Mr. Mehmel’s unvested restricted stock awards will vest only if the applicable performance goals are satisfied prior to the expiration date. Because the applicable performance goals were satisfied as of September 30, 2013, the amount included in the table above is $3,762,000, which is based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year.

(10)

Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, upon a Change in Control, Mr. Mehmel’s unvested restricted stock awards will vest in full. The value provided above is calculated based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year.

(11)

Mr. Mehmel’s benefits and payments are subject to a modified cutback to eliminate any excise tax payable under section 4999 of the Code if the net after-tax amount (taking into account all applicable taxes payable by Mr. Mehmel) that Mr. Mehmel would receive with respect to such payments or benefits does not exceed the net after-tax amount Mr. Mehmel would receive if the amounts of such payments and benefits were reduced to the maximum amount which could otherwise be payable to Mr. Mehmel without the imposition of the excise tax. In respect of a termination occurring as of September 30, 2013, Mr. Mehmel receives a greater benefit by paying the excise tax. Accordingly, no cut-back would be imposed.

Douglas J. Wetmore

Benefit	Termination Due to Death		Termination Due to Disability		Resignation for Good Reason or Termination by the Company Without Cause Prior to a Change in Control		Resignation for Good Reason or Termination by the Company Without Cause After a Change in Control
Salary	—		$290,012	(1)	$870,036	(2)	$1,450,060	(3)
Bonus	—		—		$435,018	(4)	$1,916,667	(5)
Pro-Rata Bonus	$435,018	(6)	$435,018	(6)	—		$650,000	(7)
Accelerated Restricted Stock Vesting	—	(8)	$1,390,335	(8)	$2,069,100	(9)	$2,591,604	(10)
Value of health benefits provided after termination	—		$9,977	(11)	$26,731	(12)	$36,948	(13)
Modified 280G Cutback	—		—		—		—	(14)

Totals	$435,018		$2,125,341		$3,400,885		$6,645,279

(1)	Upon a termination due to Disability, Mr. Wetmore is entitled to 6 month’s salary continuation, payable in six monthly installments.

(2)

Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, other than within 24 months after a Change in Control, Mr. Wetmore is entitled to 18 month’s salary continuation, payable in 18 monthly installments.

(3)

Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, within 24 months after a Change in Control, Mr. Wetmore is entitled to a lump sum payment equal to two and a half times base salary.

(4)

Upon resignation for Good Reason or termination by the Company without Cause, in each case other than within 24 months after a Change in Control of the Company, Mr. Wetmore will receive a lump sum payment equal to the greater of the bonus he would otherwise have been paid for the year in which the assumed termination date occurs and his target bonus. Mr. Wetmore would only receive a bonus in the year of termination to the extent that the applicable performance targets were attained and the Compensation Committee did not exercise its negative discretion to reduce such bonus. Accordingly, the amount set forth above is based only on Mr. Wetmore’s target bonus, which is the minimum bonus he could receive under the circumstances. If Mr. Wetmore’s $600,000 bonus for fiscal year 2013 had been used in the calculation, the amount set forth above would have been $600,000.

(5)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, within 24 months after a Change in Control of the Company, Mr. Wetmore is entitled to a lump sum payment equal to two and a half times the average of the three bonuses Mr. Wetmore received in the three years prior to his assumed termination date. If the bonus awarded after September 30, 2013 in the amount of $600,000 were also used in the calculation, the amount set forth above would have been $1,583,333.

(6)

Upon a termination due to death or Disability, Mr. Wetmore is entitled to receive a pro-rata bonus based on his target bonus for the year in which such termination occurs. Because the assumed termination date occurs on the last date of the fiscal year, the bonus reflected above is his full target bonus for the fiscal year. Such amount would be paid in a lump sum.

(7)

Upon a termination within 24 months after a Change in Control by Mr. Wetmore for Good Reason or by the Company without Cause, Mr. Wetmore is entitled to receive a pro-rata bonus based on the higher of Mr. Wetmore’s target bonus for the year in which such termination occurs or the bonus earned for the preceding fiscal year. Because Mr. Wetmore’s bonus for the preceding fiscal year exceeds his target bonus for the year in which such termination occurs and because the assumed termination date occurs on the last date of the fiscal year, the bonus reflected above is the full amount of Mr. Wetmore’s bonus for the preceding fiscal year. Such amount would be paid in a lump sum.

(8)

Upon a termination due to Disability, with respect to each grant of restricted stock, Mr. Wetmore will receive accelerated vesting of that portion of his award based on a fraction the numerator of which is equal to the number of days worked by Mr. Wetmore commencing on the date of grant and ending on his assumed termination date, and the denominator of which is equal to the total number of days included in the applicable vesting period. The value provided above is calculated based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year. Upon termination due to death or Disability within 24 months after a Change in Control, Mr. Wetmore’s January 29, 2013 restricted stock award will vest in full.

(9)

Upon a resignation for Good Reason or a termination by the Company without Cause, in each case, other than within 24 months after a Change in Control, Mr. Wetmore’s unvested restricted stock awards (other than Mr. Wetmore’s January 29, 2013 restricted stock award) will vest in full. The value provided above is calculated based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year.

(10)

Upon a resignation for Good Reason and a termination by the Company without Cause, in each case, within 24 months after a Change in Control, Mr. Wetmore’s unvested restricted stock awards will vest in full. The value provided above is calculated based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year.

(11)

The value of these benefits is determined based on the present value of the total estimated cost of providing health benefits to Mr. Wetmore and his eligible dependents for six months following his termination of employment due to Disability.

(12)

The value of these benefits is determined based on the present value of the total estimated cost of providing health benefits to Mr. Wetmore and his eligible dependents for 18 months following his resignation for Good Reason or termination by the Company without Cause, in each case, other than within 24 months after a Change in Control.

(13)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, within 24 months after a Change in Control, the Company will continue to pay the employer portion of continuing health coverage for Mr. Wetmore and his eligible dependents (in an amount which the Company would generally pay to similarly situated employees) until the earlier of the end of the calendar year following the second year after termination of employment and Mr. Wetmore’s commencing employment with another employer. For purposes of this table, it is assumed that the Company will continue paying the employer portion of the applicable premiums until December 31, 2015.

(14)

Mr. Wetmore’s benefits and payments are subject to a modified cutback to eliminate any excise tax payable under section 4999 of the Code if the net after-tax amount (taking into account all applicable taxes payable by Mr. Wetmore) that Mr. Wetmore would receive with respect to such payments or benefits does not exceed the net after-tax amount Mr. Wetmore would receive if the amounts of such payments and benefits were reduced to the maximum amount which could otherwise be payable to Mr. Wetmore without the imposition of the excise tax. In respect of a termination occurring as of September 30, 2013, Mr. Wetmore receives a greater benefit by paying the excise tax. Accordingly, no cut-back would be imposed.

Seth L. Kaplan

Benefit	Termination Due to Death		Termination Due to Disability		Resignation for Good Reason or Termination by the Company Without Cause Prior to a Change in Control		Resignation for Good Reason or Termination by the Company Without Cause After a Change in Control
Salary	—		$168,738	(1)	$506,213	(2)	$843,688	(3)
Bonus	—		—		$168,738	(4)	$498,449	(5)
Pro-Rata Bonus	$168,738	(6)	$168,738	(6)	—		$225,000	(7)
Accelerated Restricted Stock Vesting	—	(8)	$423,268	(8)	$501,600	(9)	$1,881,000	(9)
Value of health benefits provided after termination	—		$9,977	(10)	$26,731	(11)	$36,948	(12)
Modified 280G Cutback	—		—		—		—	(13)

Totals	$168,738		$770,719		$1,203,281		$3,485,085

(1)	Upon a termination due to Disability, Mr. Kaplan is entitled to six month’s salary continuation, payable in six monthly installments.

(2)

Mr. Kaplan is entitled to continuation of base salary for 18 months following his resignation for Good Reason or termination by the Company without Cause, in each case, other than within 24 months after a Change in Control. The base salary component of severance will be paid in 18 equal monthly installments.

(3)

Mr. Kaplan is entitled to a lump sum payment equal to two and a half times base salary upon his resignation for Good Reason or termination by the Company without Cause, in each case, within 24 months after a Change in Control.

(4)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, other than within 24 months after a Change in Control of the Company, Mr. Kaplan will receive a lump sum payment equal to the greater of the bonus he would otherwise have been paid for the year of such termination and his target bonus. The amount of the bonus, if any, Mr. Kaplan would receive in the year of such termination is subject to the discretion of the Compensation Committee. Accordingly, the amount set forth above is based only on Mr. Kaplan’s target bonus, which is the minimum bonus he could receive under the circumstances. If Mr. Kaplan’s $250,000 bonus for fiscal year 2013 had been used in the calculation, the amount set forth above would have been $250,000.

(5)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, within 24 months following a Change in Control, Mr. Kaplan is entitled to a lump sum payment equal to two and a half times the average annual bonuses paid to him in the three-year period immediately prior to such termination. The value set forth herein is calculated based on the average of his annual bonuses for fiscal years 2011and 2012 and his annualized bonus for fiscal year 2010. If the bonus awarded after September 30, 2013 in the amount of $250,000 were also used in the calculation, the amount set forth above would have been $529,167.

(6)

Upon termination due to death or Disability, Mr. Kaplan is entitled to receive a pro-rata bonus based on his target bonus for the year in which such termination occurs. Because the assumed termination date occurs on the last date of the fiscal year, the bonus reflected above is his full target bonus for the fiscal year. Such amount would be paid in a lump sum.

(7)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, within 24 months after a Change in Control, Mr. Kaplan is entitled to receive a pro-rata bonus based on the greater of Mr. Kaplan’s target bonus for the year in which such termination occurs or the bonus earned for the preceding fiscal year. Because Mr. Kaplan’s bonus for the preceding fiscal year exceeds his target bonus for the year in which such termination occurs and because the assumed termination date occurs on the last date of the fiscal year, the bonus reflected above is the full amount of Mr. Kaplan’s bonus for the preceding fiscal year. Such amount would be paid in a lump sum.

(8)

Upon termination due to Disability, Mr. Kaplan will receive accelerated vesting of his May 17, 2010 restricted stock award in a ratio equal to the number of days worked by Mr. Kaplan commencing on the date of the grant through his assumed termination date (September 30, 2013) over 1460. Upon termination due to death or disability within 24 months after a Change in Control, Mr. Kaplan’s December 6, 2012 restricted stock award will vest in full.

(9)

Upon resignation for Good Reason or a termination by the Company without Cause other than within 24 months after a Change in Control, Mr. Kaplan’s May 17, 2010 restricted stock award will vest in full. Upon resignation for Good Reason or a termination by the Company without Cause, in each case, within 24 months after a Change in Control, all of Mr. Kaplan’s unvested restricted stock awards will vest in full. In each case, the amount was calculated based on a value of $12.54 per share, the closing value of the Company’s common stock on the last trading day of the fiscal year.

(10)

The value of these benefits is determined based on the present value of the total estimated cost of providing health benefits to Mr. Kaplan and his eligible dependents for six months following his termination of employment due to Disability.

(11)

The value of these benefits is determined based on the present value of the total estimated cost of providing health benefits to Mr. Kaplan and his eligible dependents for 18 months following his resignation for Good Reason or termination by the Company without Cause, in each case, other than within 24 months after a Change in Control.

(12)

Upon resignation for Good Reason or termination by the Company without Cause, in each case, within 24 months after a Change in Control, the Company will continue to provide coverage under the Company’s medical and health plans for Mr. Kaplan until December 31 of the second calendar year following the year of his termination.

(13)

Mr. Kaplan’s benefits and payments are subject to a modified cutback to eliminate any excise tax payable under section 4999 of the Code if the net-after tax amount (taking into account all applicable taxes payable by Mr. Kaplan) that Mr. Kaplan would receive with respect to such payments or benefits does not exceed the net after-tax amount Mr. Kaplan would receive if the amounts of such payments and benefits were reduced to the maximum amount which could otherwise be paid to Kaplan without the imposition of the excise tax. In respect of a termination occurring as of September 30, 2013, Mr. Kaplan receives a greater benefit by paying the excise tax. Accordingly, no cut-back would be imposed.

Patrick L. Alesia

Benefit	Amount
Consulting Fees (1)	$500,000
Value of health benefits provided after termination (2)	$47,028
Perquisites (3)	$19,701

Totals	$566,729

(1)

The amount set forth above is determined based on the aggregate consulting fees that Mr. Alesia will receive if (i) he continues to provide consulting services pursuant to his consulting agreement until the expiration of the consulting term on December 31, 2014 or (ii) the consulting term is terminated by the Company without Cause or due to Mr. Alesia’s death or Disability prior to December 31, 2014.

(2)

The value of these benefits is determined based on the present value of the total estimated cost of providing health benefits to Mr. Alesia and his eligible dependents until the expiration of the consulting term on December 31, 2014.

(3)

The amount set forth above reflects automobile expenses that the Company paid or reimbursed to Mr. Alesia pursuant to the consulting agreement for the period beginning on January 1, 2013 and ending on the expiration date of Mr. Alesia’s then-current automobile lease in September 2013.

Directors’ Compensation

In January 2013, following consultation with our independent compensation consultant, we adopted a revised director compensation program to ensure that we compensate our directors in line with market practice.

Directors who are not our employees receive an annual retainer fee of $45,000 and a fee of $1,500 for each Board of Directors meeting attended. Audit Committee members receive $2,500 for each committee meeting attended and members of each other committee receive $1,500 for each committee meeting attended. Our lead independent director receives an additional $15,000 per annum. The chair of each of our audit, compensation, and nominating and corporate governance committees receives an additional fee per annum ($12,500, $10,000 and $5,000, respectively), and our Non-executive Chairman of the Board receives an additional $75,000 per annum.

Upon initial election to the Board and at the time of the annual meeting of stockholders each year, each non-Employee director receives a grant of restricted shares of our common stock, which shares vest over a period of three years in equal annual installments. The number of shares is currently set at 3,333, and is subject to review from time to time.

Our stock ownership guidelines, which are described above, apply to our directors in the same manner as they apply to our executive officers. Each director is expected to acquire, within three years of the adoption of the guidelines or joining the Board (whichever is later), shares of common stock equal in value to three times the annual retainer fee. Under these guidelines, each of our directors either holds shares with a value greater than the applicable target dollar value, or we believe will own such amount of shares within the specified three year period.

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended September 30, 2013.

Fiscal 2013 Directors’ Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Henry A. Alpert	76,000	39,329	—	115,329
Bertrand M. Bell.	66,000	39,329	—	105,329
Harvey R. Blau	130,500	39,329	865,496	1,035,325
Gerald J. Cardinale(1)	0	0	—	0
Blaine V. Fogg	60,000	39,329	—	99,329
Bradley J. Gross	54,000	39,329	—	93,329
Rear Admiral Robert G. Harrison	66,000	39,329	—	105,329
General Donald J. Kutyna	52,500	39,329	—	91,829
Kevin F. Sullivan	52,500	39,329	—	91,829
Martin S. Sussman	83,500	39,329	—	122,829
William H. Waldorf.	76,500	39,329	—	115,829
Joseph J. Whalen	72,000	39,329	—	111,329

(1)	Mr. Cardinale resigned from the Board effective January 30, 2013.

(2)

Represents the aggregate grant date fair value of shares of restricted stock granted to the director during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. The amounts in this column do not correspond to the actual value that will be realized by the director. For information regarding the assumptions made in calculating these amounts, see Note 13, “Stockholders’ Equity and Equity Compensation,” to the consolidated financial statements, and the discussion under the heading “ACCOUNTING POLICIES AND PRONOUNCEMENTS—Stock-Based Compensation” in Management’s Discussion and Analysis of Financial Condition and Results of Operations, each included in our Annual Report on Form 10-K for the year ended September 30, 2013.

The number of outstanding shares of restricted stock held by each non-employee director other than Mr. Blau and Mr. Sullivan as of September 30, 2013 was 5,833. As of September 30, 2013, Mr. Blau had outstanding 50,833 shares of restricted stock (however for information regarding restricted shares and options outstanding and held by Mr. Blau related to grants issued to him during his tenure as Chief Executive Officer, see “STOCK OWNERSHIP” above). As of September 30, 2013, Mr. Sullivan had outstanding 3,333 shares of restricted stock. Mr. Cardinale has not served as a director on our Board since January 30, 2013 and does not hold any shares of restricted stock.

(3)

Mr. Blau is party to an agreement with the Company, dated July 1, 2001, pursuant to which Mr. Blau is obligated to consult with us and our senior executive officers regarding our businesses and operations. The consulting period was originally for a five year period expiring March 31, 2013. On February 3, 2011, we entered into an amendment with Mr. Blau that extended his consulting period to April 1, 2016. In return for such consulting services, Mr. Blau earns an annual consulting fee equal to two-thirds of his salary at the time of his retirement from his position as Chief Executive Officer of the Company (adjusted periodically for cost of living increases). During the consulting period Mr. Blau is entitled to the continuation of certain benefits he received as chief executive officer. Accordingly, the table above reflects the following: (a) a consulting fee of $692,429; (b) expenses related to automobile use in the amount of $71,986, which includes an amount allocated to reflect the personal use by Mr. Blau of a car and driver provided by the Company for transport to and from business appointments; (c) club dues in the amount of $30,523; (d) $40,373 paid by us for supplemental medical benefits; (e) $27,488 paid by us for a term life insurance policy on Mr. Blau; and (f) Company contributions in the amounts of $2,696 allocated under our ESOP as a result of dividends paid on shares previously allocated to Mr. Blau under the ESOP. We continue to maintain certain endorsement split-dollar life insurance policies for the benefit of Mr. Blau and Griffon, and accordingly paid related premiums of $163,120 during fiscal year 2013; at such time as benefits are paid under the split-dollar life policies, Griffon is entitled to receive payment of an amount equal to the premiums paid by Griffon over the life of the policies. Under the July 1, 2001 agreement we also have an obligation to provide an insurance death benefit to Mr. Blau in the amount of $5 million, and we maintain certain insurance policies on Mr. Blau’s life, of which Griffon is the owner and beneficiary, as a means to satisfy this obligation; the cost of maintaining these policies during fiscal 2013 was $355,645, which we satisfied through a reduction in cash surrender value of these insurance policies.

In addition, each of Messrs. Alpert, Bell, Blau, Fogg, Harrison, Kutyna, Sullivan, Sussman, Waldorf and Whalen participate in group life and accidental death and dismemberment policies maintained by us. We pay the group premiums; the total allocated cost for each such individual is less than $1,000 per year.

PROPOSAL 2—ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our compensation programs are designed to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives, to reward exceptional performance and contributions to the development of our businesses and to motivate our senior executives to balance risk and reward in the management of our businesses. Please see the section “Compensation Discussion and Analysis” and the related compensation tables above for additional details about our executive compensation programs, including information about the fiscal year 2013 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. We currently conduct an advisory vote on the compensation of our named executives annually and the next such stockholder advisory vote after our 2014 Annual Meeting will take place at our 2015 Annual Meeting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the results of the vote in future compensation deliberations.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
THE RESOLUTION APPROVING THE COMPENSATION OF OUR EXECUTIVE
OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

PROPOSAL 3—APPROVAL OF THE GRIFFON CORPORATION 2011 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED THROUGH JANUARY 30, 2014

General

The Board of Directors (the “Board”) recommends that our stockholders approve the Griffon Corporation 2011 Equity Incentive Plan, as amended and restated through January 30, 2014 (the “Incentive Plan”). The Incentive Plan was first adopted by the Board on November 16, 2010 and approved by our stockholders at our Annual Meeting of Stockholders held on February 3, 2011. The Incentive Plan was subsequently amended by the Board on January 30, 2013 and on November 13, 2013, to incorporate certain changes that the Board considers to be best practices for equity plans and to clarify the operation of certain provisions of the Incentive Plan. The Company is seeking approval of the Incentive Plan by our stockholders in order to increase the number of shares available for issuance under the Incentive Plan. The general purpose of the Incentive Plan is to attract, motivate and retain selected employees, consultants and non-employee directors for our Company and our subsidiaries, to provide them with incentives and rewards for superior performance and to better align their interests with the interests of our stockholders.

As of November 30, 2013, there were 73,000 shares available for grant under the Incentive Plan. The Board has concluded that it is in the best interests of the Company and our stockholders to increase the number of shares available for grant under the Incentive Plan by 1,200,000 shares. The Board considered various aspects of the Incentive Plan in making this recommendation, including the number of shares reserved under the Incentive Plan, the number of shares currently available for awards under the Incentive Plan, the Company’s historic grant rates, the cost of issuing additional shares, the impact of share dilution on our existing shareholders and the central role of equity-based incentive compensation in our executive compensation program, as described more fully in the Compensation Discussion and Analysis section of this Proxy Statement. The Board believes that the proposed increase in the number of shares available for issuance under the Incentive Plan is necessary for retaining the flexibility to grant equity-based incentive compensation at optimal levels to motivate and reward the Company’s employees for their contributions to the success of the Company and the growth in value of our stock.

New or Modified Provisions

The following is a summary of the significant amendments made to the Incentive Plan since it was first approved by our shareholders in 2011 and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Exhibit A. Capitalized terms used but not defined in this summary and the summary of the Incentive Plan that follows shall have the meanings set forth in the Incentive Plan.

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No Liberal Share Recycling. The Incentive Plan was amended to expressly provide that any shares subject to an Award shall not again be made available for issuance under the Incentive Plan if such shares are (a) tendered or withheld by the Company in payment for an Option Price, (b) tendered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by a Stock Appreciation Right or other Award and not issued upon the settlement of such Award.

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Dividends / Dividend Equivalents. The Incentive Plan was amended to clarify that any dividend or other distribution payable with respect to Restricted Shares will not be paid to the grantee unless and until the Restricted Shares vest. In addition, the Incentive Plan was amended to clarify that grantees of Deferred Shares or Performance Shares will not be paid any dividends or other distributions made with respect to the Company’s common stock during the applicable Deferral Period or Performance Period.

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Prohibition of Underwater Option Buyouts. The Incentive Plan was amended to provide that, unless first approved by of our stockholders, the Company will not cancel or acquire in exchange for cash or other property any Option whose option price on the date of such cancellation or exchange is less than the fair market value of the shares subject to such Option.

Outstanding Awards / Three-Year Burn Rate

The following table sets forth information regarding all outstanding Options and unvested Restricted Shares under all of our active equity plans as of November 30, 2013. As of November 30, 2013, there were 73,000 shares available for grant under the Incentive Plan, which is our only active equity plan. The last sales price of our common stock as reported on the New York Stock Exchange on December 12, 2013 was $12.72 per share.

Outstanding Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Unvested Restricted Shares/RSUs Outstanding
711,485	$20.14	3.1	3,457,143

We have set forth below a calculation of our burn rate for the last three fiscal years:

Fiscal Year	Total Full-Value Shares Granted (including performance-based shares)	Performance- based Full- Value shares	Full-Value shares, excluding performance- based shares	Performance Shares for which the applicable performance criteria was certified as attained during the applicable Fiscal Year	Total Granted (1)	Weighted Average Number of Common Shares Outstanding (CSO)	Burn Rate (= Total Granted divided by CSO)
2013	1,225,285	1,146,892	78,393	0	1,651,400	54,428,000	2.8%
2012	439,500	268,000	171,500	0	343,000	55,914,000	0.61%
2011	1,415,700	590,000	825,700	0	156,786	58,919,000	0.29%
							1.23%

(1)

Total granted equals two shares for each full-value share granted other than performance shares. Performance shares granted in the applicable fiscal year are excluded from the calculation. Performance shares for which the applicable performance criteria are certified as attained during a fiscal year are included in such fiscal year for purposes of the burn rate calculation; as indicated above, this did not apply to any performance shares for any of the fiscal years 2013, 2012 or 2011.

The following summary sets forth the principal features of the Incentive Plan, in the form to be approved by our shareholders, and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Exhibit A.

Summary of the Incentive Plan

General. The Incentive Plan authorizes the grant of Performance Shares, Performance Units, Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares, and Other Stock-Based Awards (collectively called “Awards”). Options granted under the Incentive Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, as determined by the Compensation Committee (the “Committee”).

Number of Shares Authorized. As of November 30, 2013, there were 73,000 shares available for grant under the Incentive Plan. Upon approval of the Incentive Plan by our stockholders to increase the number of shares available for issuance under the Incentive Plan by 1,200,000, the number of shares of our common stock available for award under the Incentive Plan will be 1,273,000 shares (600,000 of which may be issued as incentive stock options) plus (a) any shares underlying awards outstanding on November 30, 2013 that are cancelled or forfeited prior to January 30, 2014, minus (b) any shares underlying awards that are granted after November 30, 2013 and prior to January 30, 2014.

If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of our common stock subject to such Award will again be available for future grant. However, shares subject to an Award will not be available for grant if such shares are (a) tendered or withheld by the Company in payment of the price of Options, (b) tendered or withheld by the Company to satisfy any tax withholding obligation, or (3) covered by a Stock Appreciation right or other Award and not issued upon the settlement of such Award. In addition, any shares under the Incentive Plan that are used to satisfy award obligations under the plan of another entity that is acquired by our Company will not count against the remaining number of shares available. Finally, if there is any change in our corporate capitalization, the Committee may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Incentive Plan, the number and kind of shares covered by Awards then outstanding under the Incentive Plan and the exercise price of outstanding Options and Stock Appreciation Rights.

Administration. The Committee will administer the Incentive Plan. Subject to the other provisions of the Incentive Plan, the Committee has the authority to:

•	interpret the Incentive Plan;

•	establish and amend rules and regulations relating to the Incentive Plan;

•	select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and

•	make all other determinations it deems necessary or advisable for the administration of the Incentive Plan.

The Committee may also delegate to one or more officers of our Company the authority to grant Awards to participants who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Code.

Eligibility. The Incentive Plan provides that Awards may be granted to employees, non-employee directors and consultants of our Company or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to a participant in any fiscal year shall not in the aggregate exceed 2,000,000 with respect to Option Awards or 1,000,000 with respect to any Award other than an Option Award.

Each Award granted under the Incentive Plan will be evidenced by a written award agreement between the participant and our Company, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.

Performance Awards

Awards of Performance Shares and Performance Units may be made under the Incentive Plan. A Performance Share is a book-entry unit with a value equal to one share of common stock. A Performance Unit is a book-entry unit with a value equal to $1.00. A grant of Performance Shares or Performance Units will vest and become payable to the participant upon the achievement during a specified performance period of performance objectives established by the Committee. Except in the case of Qualified Performance-Based Awards, the Committee may modify performance objectives in whole or in part, during the performance period, as it deems appropriate and equitable.

Performance objectives may be established on a company-wide basis; with respect to one or more subsidiaries, business units, divisions, department or functions; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance objectives, the number of units to which they pertain and the time and manner of payment of the Award, shall be specified in the Award agreement. Payment of Performance Shares and Performance Units will be made in shares of common stock.

In the case of Qualified Performance-Based Awards, the applicable performance objectives are limited to one or more of the following:

•	specified levels of or increases in our Company’s, a division’s, or a subsidiary’s return on capital, equity or assets;

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earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (“EBIT”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”);

•	net economic profit (which is operating earnings minus a charge to capital);

•	net income;

•	operating income;

•	sales;

•	sales growth;

•	gross margin;

•	direct margin;

•	share price (including but not limited to growth measures and total stockholder return);

•	operating profit;

•	per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);

•	inventory turns;

•	financial return ratios;

•	market share;

•	balance sheet measurements such as receivable turnover;

•	improvement in or attainment of expense levels;

•	improvement in or attainment of working capital levels;

•	debt reduction;

•	strategic innovations;

•	customer or employee satisfaction

•	the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; and

•	individual objectives.

The Committee may also condition the grant and vesting or exercise of Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares and Other Stock-Based Awards on the achievement of performance objectives as described above.

Options

An Option is the right to purchase shares of common stock for a specified period of time at a fixed price (the “exercise price”). Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals.

Exercise Price. The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or nonqualified stock option will not be less than 100% of the fair market value of common stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of our Company’s outstanding common stock (a “10% Stockholder”) will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the common stock on the date of grant.

Consideration. The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by cash or check, or subject to approval by the Committee, by certain other shares of common stock owned by the optionee for at least six months, by shares underlying the Option being exercised, or by deferred payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option, or by any combination of the foregoing methods.

Term of the Option. The term of an Option granted under the Incentive Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

Stock Appreciation Rights

A stock appreciation right (“SAR”) entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in shares of common stock. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable, and may specify that the SAR may be exercised only in the event of a change in control of our Company or similar event. No SAR may be exercised more than ten years from the grant date. The Committee may provide that an SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in a payment to the SAR holder.

Restricted and Deferred Shares

An Award of Restricted Shares is a grant to the recipient of a specified number of shares of common stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Shares will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period.

An Award of Deferred Shares is an agreement by our Company to deliver to the recipient a specified number of shares of common stock at the end of a specified deferral period, subject to the fulfillment of conditions specified by the Committee.

Other Stock-Based Awards

Other Stock-Based Awards may be granted by the Committee in the form and on such terms and conditions as the Committee shall determine.

General Provisions

Vesting. Each grant of Performance Shares and Performance Units will specify the performance objectives that must be achieved in order for payment to be made. Each grant of Options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Each grant of Restricted Shares shall specify the duration of the restriction period and any other conditions under which the Restricted Shares would be forfeitable to our Company, including any applicable performance goals. Each grant of Deferred Shares shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Each grant may provide for the early exercise of rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

Dividends/Ownership Rights. Unless otherwise provided by the Committee, an Award of Restricted Shares entitles the participant to dividend, voting and other ownership rights during the restriction period. Notwithstanding the foregoing, any dividends paid with respect to the Restricted Shares shall be subject to the same restrictions that apply to the underlying Award during the restriction period, unless otherwise provided by the Committee. An Award of Deferred Shares or Performance Shares does not entitle the participant to any dividend, voting or any other ownership rights with respect to the Deferred Shares or Performance Shares.

Nontransferability of Awards. In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, an Award grant may provide for additional transfer restrictions on vested shares received upon exercise, delivery or payment of an Award, including restrictions relating to minimum share ownership requirements applicable to any participant.

Termination of Employment or Consulting Services. The Committee may take actions which it believes equitable under the circumstances or in the best interest of our Company with respect to Awards that are not fully vested in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee. Unless otherwise determined by the Committee, a participant who is terminated for “Cause” (as defined in an applicable employment/consulting or severance agreement or Award agreement, or, if no such agreement applies or contains such term, as defined in the Incentive Plan) shall forfeit all unexercised, unearned, and/or unpaid Awards, including vested Awards.

Award Deferrals. An Award Agreement may provide for the deferral of any Award or dividend until a time established by the Committee. Deferrals shall be accomplished by the delivery of a written, irrevocable election by the participant on a form provided by our Company. Deferred Awards may also be credited with interest at rates determined by the Committee.

Change in Control

Unless otherwise provided in the participant’s Award Agreement, in the event of a participant’s termination for any reason other than Cause following a Change in Control, such participant’s Awards other than Options, SARs, Performance Shares, Performance Units and other performance-based Awards, shall become non-forfeitable, and converted to shares of our common stock where applicable, and any unexercised Option or SAR shall become fully exercisable. Alternatively, the Committee may cancel and cash out outstanding Awards or arrange for the substitution of outstanding Awards with fully vested new awards of equal value.

Performance-based Awards. If a Change of Control occurs during one or more performance periods for which the Committee has not yet made a determination as to whether the applicable performance objectives were met, the performance period shall immediately terminate and it shall be assumed that the applicable performance objectives have been attained at a level of one hundred percent (100%). However, a participant’s entitlement to any performance-based Award is conditioned on such participant’s continued employment with the Company or its subsidiaries until the end of the original performance period or the original date upon which restrictions applicable to the Award were to lapse. However, any performance-based Award shall immediately vest, and any applicable restrictions shall lapse, if, within twenty-four (24) months following the Change in Control, the participant’s employment with the Company or its subsidiaries is terminated by the Company or applicable subsidiary without Cause or as a result of the participant’s death.

A “Change in Control” is defined in the Incentive Plan as:

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an acquisition of more than twenty percent (20%) of the voting power of our Company’s securities, other than (a) an acquisition by or from our Company, or any subsidiary of our Company, or by an employee benefit plan maintained by our Company or any subsidiary, (b) an acquisition by an individual who is a member of the Board as of the effective date of the Incentive Plan, (c) an acquisition by an underwriter in a firm commitment underwriting of securities to be issued by our Company, or (d) an acquisition by any corporation or other entity if immediately following such acquisition, 65% or more of that Company’s equity and voting power are owned by the same individuals or entities who owned our Company prior to the acquisition, in substantially the same proportions;

•	a sale or other disposition of all or substantially all of our Company’s assets;

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the consummation of a reorganization, merger or consolidation of our Company, other than such an event which would result in the voting power of our Company’s securities prior to the transaction continuing to represent 65% or more of the voting power of our Company’s or other surviving entity’s securities immediately after the event;

•	the consummation of a plan of liquidation or dissolution of our Company;

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the individuals on the Board as of the effective date of the Incentive Plan or new directors whose directorship was approved by at least two-thirds of the directors still in office who were directors (or whose directorship was previously approved) on the effective date of the Incentive Plan cease to constitute a majority of the Board;

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the sale or other disposition of our Company and/or its subsidiaries, in one transaction or a series of related transactions within 18 consecutive months, of assets accounting for fifty percent (50%) or more of the consolidated revenues of our Company and its subsidiaries, other than transactions in which substantially all the proceeds are used to continue conducting the business of our Company and/or its subsidiaries; or

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notwithstanding the above-listed events, in the case of a distribution under the Incentive Plan of “deferred compensation” subject to Section 409A of the Code, an event which constitutes a change in control under Section 409A of the Code.

Effective Date, Amendments, and Termination of the Incentive Plan. The Incentive Plan will be effective upon its approval by our Company’s stockholders. The Board of Directors has the authority to amend or terminate the Incentive Plan at any time; provided, however, that stockholder approval is required for any amendment that (i) increases the number of shares available for Awards under the Incentive Plan (other than to reflect a change in our Company’s capital structure), (ii) increases the maximum number of shares allowed for grants to any participant, (iii) changes the class of persons eligible to receive grants of Awards or the types of Awards available under the Incentive Plan, (iv) increases the benefits to participants under the Incentive Plan, or (v) as otherwise required by applicable law or under the rules of any applicable exchange. Further, no Award may be repriced, replaced, regranted through cancellation, or modified without stockholder approval. Finally, the Incentive Plan terminates automatically on November 16, 2020, the tenth anniversary of its adoption by the Board of Directors.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Performance Units and Performance Shares

A participant recognizes no taxable income and our Company is not entitled to a deduction when Performance Units or Performance Shares are awarded. When the Performance Units or Performance Shares vest and become payable upon the achievement of the performance objectives, the participant will recognize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Deferred Shares

A participant recognizes no taxable income and our Company is not entitled to a deduction when Deferred Shares are awarded. When the deferral period for the award ends and the participant receives shares of common stock, the participant will recognize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of our common stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Restricted Shares

Restricted Shares received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Shares does not make the election described below, the participant recognizes no taxable income upon the receipt of Restricted Shares and our Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Shares lapse the participant will recognize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in Restricted Shares will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will recognize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving Restricted Shares may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and our Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to our Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income recognized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

Nonqualified Options

A participant recognizes no taxable income and our Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a nonqualified option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a nonqualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a non-qualified option, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Under the Incentive Plan, non-qualified options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Shares held by the participant. Payment in common stock or Restricted Shares will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Shares, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Shares surrendered. The fair market value of shares of common stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the nonqualified option.

Incentive Stock Options

A participant recognizes no taxable income and our Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss recognized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and our Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will recognize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction for the taxable year in which the disqualifying disposition occurred. Any amount recognized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

Under the Incentive Plan, incentive stock options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Shares held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of common stock or Restricted Shares surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Shares, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Shares surrendered. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs

A participant recognizes no taxable income and our Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Other Stock-Based Awards

The tax consequences of receiving Other Stock-Based Awards will generally be governed by the principles set forth in Sections 61, 83 and 451 of the Code. These tax consequences may vary depending upon the terms and conditions of such awards, but should generally be analogous to the tax consequences for Stock Options, Restricted Shares, Deferred Shares, Performance Units and Shares and SARs, as described above, as the case may be. Accordingly, in most cases, an Other Stock-Based Award, if payable in the form of Shares, will be subject to ordinary income taxation when the forfeiture restrictions, if any, in respect of any such award lapse and the shares are transferred to the participant, whichever occurs later and, if an Other Stock-Based Award is payable in cash, such award will be taxable upon the actual or constructive receipt of any such cash payment. Subject to Section 162(m) of the Code, our Company will be entitled to a corresponding tax deduction. A participant’s tax basis in any Shares received will generally be equal to the fair market value of such Shares when the forfeiture restrictions lapse or the Shares are transferred, whichever occurs later. The participant’s holding period for the shares will generally begin when the forfeiture restrictions lapse or when the Shares are transferred, whichever occurs later. Upon sale of the Shares, the participant will recognize short-term or long-term gain or loss, depending upon whether the Shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Section 162(m) Limitations

Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is “performance-based compensation” and meets certain other requirements outlined in Code Section 162(m) and related regulations (“Qualified Performance-Based Awards”). If Awards to such persons are intended to qualify as Qualified Performance-Based Awards, the Incentive Plan provides that the maximum performance-based Award that may be granted to the recipient during any one performance period is 1,000,000 shares of common stock.

Withholding

Our Company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to our Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing our Company to retain the number of shares necessary to satisfy the minimum withholding obligation, or by delivering shares held by the participant to our Company in an amount permitted by the administrative guidelines promulgated by the Committee to satisfy all or a portion of the applicable income and employment taxes related to the Award.

New Plan Benefits

Because benefits under the Incentive Plan will depend on the actions of the Committee and the value of our Company’s common stock, it is not possible to determine the benefits that will be received if stockholders approve the Incentive Plan.

Vote Required and the Recommendation of the Board

Approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan requires the favorable vote of a majority of the shares present in person or by proxy voting on the matter at the Annual Meeting once a quorum is present. Abstentions will be counted and will have the same effect as a vote against the proposal. Under applicable NYSE rules, brokers are not permitted to vote shares held for a customer without specific instructions from the customer. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE GRIFFON CORPORATION 2011 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED THROUGH JANUARY 30, 2014.

AUDIT COMMITTEE REPORT

As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended September 30, 2013.

The Audit Committee reviewed and discussed with representatives of Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU §380), which supersedes Statement on Auditing Standards No. 61. The Audit Committee has also received and reviewed the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended September 30, 2013 for filing with the Securities and Exchange Commission.

The Audit Committee has also reviewed and discussed the fees paid to Grant Thornton LLP during the last fiscal year for audit and non-audit services, which are set forth below under “Audit and Related Fees” and has considered whether the provision of the non-audit services is compatible with maintaining Grant Thornton LLP’s independence and concluded that it is.

The Audit Committee William H. Waldorf (Chairman) Martin S. Sussman Joseph J. Whalen

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2014.

Grant Thornton LLP has audited our financial statements annually since 2006. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders.

AUDIT AND RELATED FEES

Audit Fees

We were billed by Grant Thornton LLP the aggregate amount of approximately $2,235,000 in respect of fiscal 2013 and $2,392,000 in respect of fiscal 2012 for fees for professional services rendered for the audit of our annual financial statements and internal controls in compliance with Section 404 of the Sarbanes- Oxley Act of 2002 and review of our financial statements included in our Forms 10-Q and other filings with the SEC.

Audit-Related Fees

We were billed by Grant Thornton LLP the aggregate amount of approximately $32,000 in respect of fiscal 2012 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which are not included in the amounts listed above under “Audit Fees.” Grant Thornton did not bill us for any such amount in 2013. In fiscal 2012, such amounts related primarily to updating our shelf registrations.

Tax Fees

Grant Thornton LLP did not bill us any fees for tax-related services in respect of fiscal 2013 or fiscal 2012.

All Other Fees

We were not billed by Grant Thornton LLP for any other services in fiscal 2013 or fiscal 2012 not described in the preceding paragraphs.

Our Audit Committee has determined that the services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

Vote Required

The ratification of the appointment of Grant Thornton LLP requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting once a quorum is present. Abstentions will be counted and will have the same effect as a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF
THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We do not have a written policy for review and approval of related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. However, our practice is that any such transaction be reviewed and approved by the Board of Directors or the Audit Committee, which consists entirely of independent directors.

As described above under “Election of Directors,” as of November 30, 2013, GS Direct, an affiliate of Goldman Sachs, held 10,000,000 shares of Griffon common stock that it acquired pursuant to the Investment Agreement in connection with the closing of a common stock rights offering by Griffon in September 2008. On December 10, 2013, pursuant to the terms of a previously announced transaction that was approved by our Board of Directors, Griffon repurchased 4,444,444 shares of common stock from GS Direct for an aggregate amount of $50 million, or a price of $11.25 per share. Immediately after giving effect to this repurchase, GS Direct, together with certain of its affiliates, held 5,799,355 shares of Griffon common stock, which equals approximately 10.5% of Griffon’s outstanding common stock. Based on GS Direct’s current ownership level, GS Direct is entitled to designate one person to serve on Griffon’s Board.

The Investment Agreement provides that, as long as GS Direct is entitled to nominate at least one individual to serve on Griffon’s Board of Directors, Griffon will maintain a finance committee consisting of five members. Based on GS Direct’s current stock ownership level, GS Direct is entitled to nominate one person to serve on the finance committee. The authority and responsibilities of the finance committee are set forth in the Investment Agreement, and are reflected in the current charter of the finance committee.

The Investment Agreement also provides that, so long as GS Direct owns 10% or more of Griffon’s total common equity, subject to certain exceptions, GS Direct may not acquire additional shares, or rights or options to acquire additional shares, of Griffon common stock. However, if GS Direct’s ownership percentage of Griffon common stock decreases as a result of an issuance of voting stock by Griffon, GS Direct can, subject to certain exceptions, acquire in the secondary market additional shares of Griffon’s common stock in order to maintain its ownership percentage. In addition, so long as GS Direct owns 10% or more of Griffon’s total common equity, subject to certain exceptions, GS Direct has agreed not to sell or transfer any of its shares of Griffon common stock except (i) to its affiliates, (ii) to persons that will own, after such transfer, less than 10% of Griffon’s voting stock, or (iii) pursuant to registered underwritten offerings.

The restrictions above will not prohibit GS Direct from making an acquisition proposal directly to Griffon’s Board so long as (i) in the event that Griffon’s Board then determines to commence a process with respect to a potential acquisition proposal, Griffon shall permit GS Direct to participate in the process and (2) if the Board determines to accept and recommend a proposal from a party other than GS Direct that it believes is superior, GS Direct votes its shares with respect to such alternative proposal in the same proportion as all other shares are voted on such proposal.

Griffon also provided certain customary registration rights to GS Direct with respect to the shares of Griffon common stock it acquired in connection with the Investment Agreement.

A copy of the Investment Agreement is included as an exhibit to the Current Report on Form 8-K filed with the SEC on August 13, 2008, which is available from the SEC at its website at www.sec.gov.

FINANCIAL STATEMENTS

A copy of our Annual Report to Stockholders, including financial statements, for the fiscal year ended September 30, 2013 has been made available to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and The New York Stock Exchange. Based solely upon our review of copies of the forms furnished to us and representations that no other reports were required, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2013.

Matters to be Considered at the Meeting

The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

The cost of soliciting proxies in the accompanying form, which we estimate to be $50,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or other means. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to submit their proxies without delay.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of Griffon stock, your broker, bank or other nominee may deliver only one copy of the Notice of Internet Availability of Proxy Materials (and this Proxy Statement and our 2013 Annual Report, if you have elected to receive paper copies) to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials (and of this Proxy Statement and our 2013 Annual Report, if applicable) to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request in writing to American Stock Transfer and Trust Company, Proxy Fulfillment Services, 6201 15th Avenue, Brooklyn, NY 11219, or by calling (888) 776-9962. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareowners at the shared address in the future.

Deadline for Submission of Stockholder Proposals for the 2015 Annual Meeting

Proposals of stockholders intended to be presented at the 2015 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than August 22, 2014 to be included in the proxy statement for that meeting.

In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received prior to October 2, 2014 or after November 1, 2014, the notice will be considered untimely and we are not required to present such proposal at the 2015 Annual Meeting. If the Board of Directors chooses to present a proposal submitted prior to October 2, 2014 or after November 1, 2014 at the 2015 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2015 Annual Meeting may exercise discretionary voting power with respect to such proposal.

We will provide without charge to any stockholder as of the record date copies of our Annual Report on Form 10-K, Corporate Governance Guidelines, Code of Business Conduct and Ethics and charters of any committee of the Board of Directors upon written request delivered to Seth L. Kaplan, Secretary, at our offices at 712 Fifth Avenue, 18th Floor, New York, New York 10019. These materials may also be found on our website at www.griffoncorp.com.

By Order of the Board of Directors
SETH L. KAPLAN
Senior Vice President, General Counsel and Secretary

Dated: December 20, 2013
New York, New York

EXHIBIT A

GRIFFON CORPORATION
2011 EQUITY INCENTIVE PLAN
(as amended and restated on January 30, 2013 and
as further amended on November 13, 2013)

1. Purpose. The purpose of the Griffon Corporation 2011 Equity Incentive Plan (the “Plan”) is to attract, motivate and retain selected employees, consultants and non-employee directors for the Company and its subsidiaries, to provide such persons with incentives and rewards for superior performance and to better align the interests of such persons with the interests of the Company’s stockholders.

2. Definitions. As used in this Plan, the following terms shall be defined as set forth below:

2.1. “Award” means any Performance Shares, Performance Units, Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares or Other Stock-Based Awards granted under the Plan.

2.2. “Award Agreement” means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee that sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, or may be limited to a notation on the Company’s books or records, but shall be signed by a representative of the Company and the Participant unless otherwise approved by the Committee.

2.3. “Base Price” means the price used as the basis for determining the Spread upon the exercise of Stock Appreciation Right.

2.4. “Board” means the Board of Directors of the Company.

2.5. “Cause” means, (a) if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or any of its Subsidiaries, the meaning of such term as defined therein; (b) if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of “Cause” is set forth in the applicable employment, consulting, severance or similar agreement, “Cause” shall have the same meaning as such term is defined in the applicable Award Agreement; and (c) if the applicable Participant is not a party to any effective employment, consulting, severance or similar agreement or no definition of “Cause” is set forth in the applicable employment, consulting, severance or similar agreement, and no definition of “Cause” is set forth in the applicable Award Agreement, “Cause” shall mean (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or affiliates; (iii) the commission of a felony or a crime involving any of the following: moral turpitude, dishonesty, breach of trust or unethical business conduct; or the commission of any crime involving the Company or its Subsidiaries or affiliates; (iv) fraud, misappropriation or embezzlement; (v) a material breach of the Participant’s employment agreement (if any) with the Company or its Subsidiaries or affiliates; (vi) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vii) any illegal act detrimental to the Company or its Subsidiaries or affiliates; or (viii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company if required by the Participant’s employment agreement.

2.6. “Change in Control” means, after the Effective Date:

(i) the acquisition, directly or indirectly, by a “person” (within the meaning of Section 13(d)(3) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition by or from the Company or any Subsidiary, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (b) any acquisition by an individual who as of the Effective Date is a member of the Board, (c) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (d) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 65% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding Shares and the Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the Stock and Voting Securities; or

(ii) the consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to a wholly-owned Subsidiary or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction; or

(iii) the consummation of a reorganization, merger or consolidation of the Company, other than a reorganization, merger or consolidation, which would result in the Voting Securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the Voting Securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction; or

(iv) the consummation of a plan of complete liquidation or substantial dissolution of the Company; or

(v) the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(vi) the sale, transfer, assignment, distribution or other disposition by the Company and/or one of its Subsidiaries, in one transaction, or in a series of related transactions within any period of 18 consecutive calendar months (including, without limitation, by means of the sale, transfer, assignment, distribution or other disposition of the capital stock of any Subsidiary or Subsidiaries), of assets which account for an aggregate of 50% or more of the consolidated revenues of the Company and its Subsidiaries, as determined in accordance with U.S. generally accepted accounting principles, for the fiscal year most recently ended prior to the date of such transaction

(or, in the case of a series of transactions as described above, the first such transaction); provided, however, that no such transaction shall be taken into account if substantially all the proceeds thereof (whether in cash or in kind) are used after such transaction in the ongoing conduct by the Company and/or its Subsidiaries of the business conducted by the Company and/or its Subsidiaries prior to such transaction; or

(vii) notwithstanding Sections 2.6(i) through 2.6(vi) above, in the case of a distribution under the Plan of an amount which is subject to Section 409A of the Code, an event which constitutes a “change in control event” as defined under Section 409A of the Code.

2.7. “Code” means the Internal Revenue Code of 1986, as amended from time to time and the regulations and other guidance issued thereunder.

2.8. “Committee” means the Compensation Committee of the Board. The Committee shall have at least two members, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined in Section 162(m) of the Code and the regulations thereunder, and, if applicable meet the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the Shares are traded.

2.9. “Company” means Griffon Corporation, a Delaware corporation, or any successor corporation.

2.10. “Consultant” means an individual who renders services to the Company or a Subsidiary as a consultant, advisor or independent contractor.

2.11. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 9.

2.12. “Deferred Shares” means an Award pursuant to Section 9 of the right to receive Shares at the end of a specified Deferral Period.

2.13. “Effective Date” has the meaning provided in Section 22.

2.14. “Employee” means any person, including an officer, employed by the Company or a Subsidiary.

2.15. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

2.16. “Fair Market Value” means, on any given date, unless otherwise determined by the Committee, the closing sale prices reported as having occurred on the New York Stock Exchange (or other principal exchange or market on which the Shares are traded or listed) on such date, or, if no sale was made on such date on such principal exchange or market, on the last preceding day on which the Shares were traded or listed.

2.17. “Grant Date” means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

2.18. “Incentive Stock Option” means any Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee in the Award Agreement, and if the Committee does not designate an Option as an Incentive Stock Option in the Award Agreement, it shall not be treated as an incentive stock option hereunder.

2.19. “Non-employee Director” means a member of the Board who is not an Employee.

2.20. “Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

2.21. “Option” means any option to purchase Shares granted under Section 6.

2.22. “Optionee” means the person so designated in an agreement evidencing an outstanding Option.

2.23. “Option Price” means the purchase price per share payable upon the exercise of an Option.

2.24. “Other Stock-Based Award” means an Award granted pursuant to Section 9A.

2.25. “Participant” means an Employee, Non-employee Director or Consultant who is selected by the Committee to receive an Award, provided that only Employees may receive grants of Incentive Stock Options.

2.26. “Performance Objectives” means the performance objectives established in the sole discretion of the Committee for Participants who are eligible to receive Awards under the Plan. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to: specified levels of or increases in the Company’s, a division’s or a Subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; Share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above in this Section 2.26; individual objectives; and any combination of the foregoing. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

2.27. “Performance Period” means a period of time established under Section 5 within which the Performance Objectives relating to Awards are to be achieved.

2.28. “Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 5.

2.29. “Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 5.

2.30. “Qualified Performance-Based Award” means an Award or portion of an Award that is intended to satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m). The Committee shall designate any Qualified Performance-Based Award as such at the time of grant.

2.31. “Restricted Shares” mean Shares granted under Section 8 subject to a substantial risk of forfeiture.

2.32. “Shares” means shares of the Common Stock of the Company, $.25 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 14.

2.33. “Spread” means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.

2.34. “Stock Appreciation Right” means a right granted under Section 7.

2.35. “Subsidiary” means a corporation or other entity in which the Company owns or controls directly or indirectly at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation, or in the case of a noncorporate entity, at least 50% of the profits or capital interests in such entity, at the time of such grant.

3. Shares Available Under the Plan.

3.1. Reserved Shares. Subject to adjustment as provided in Section 14, the maximum number of Shares that may be (a) issued upon the exercise or settlement of Options or Stock Appreciation Rights, (b) issued as Restricted Shares and released from substantial risk of forfeiture, (c) issued in payment of Deferred Shares or Performance Shares, or (d) issued in connection with Other Stock-Based Awards, shall not in the aggregate exceed [________]1 Shares plus any shares underlying awards outstanding as of the Effective Date under the Griffon Corporation 2006 Equity Incentive Plan that are subsequently cancelled or forfeited. Such Shares may be Shares of original issuance, Shares held in Treasury, or Shares that have been reacquired by the Company. In addition:

(i) To the extent any Shares covered by an Award are not issued to a Participant (or, if applicable, his heir, legatee or permitted transferee) because the Award is forfeited or canceled, such Shares shall not be deemed to have been issued for purposes of determining the maximum number of Shares available for issuance under the Plan; provided that Shares covered by an Award shall not again be made available for issuance or delivery under the Plan if such shares are (a) tendered or withheld by the Company in payment of an Option Price, (b) tendered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by a Stock Appreciation Right or other Award and not issued upon the settlement of such Award.

(ii) Shares issued under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for issuance under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

[1]

Will equal 1,273,000 plus (a) any shares underlying awards outstanding on November 30, 2013 that are cancelled or forfeited prior to January 30, 2014, minus (b) any shares underlying awards that are granted after November 30, 2013 and prior to January 30, 2014.

3.2. ISO Maximum. In no event shall the number of Shares issued upon the exercise of Incentive Stock Options exceed 600,000 Shares, subject to adjustment as provided in Section 14.

3.3. Maximum Annual Award. No Participant may receive Awards (including performance-based Awards) in the aggregate in any one fiscal year, subject to adjustment as provided in Section 14, representing more than: (i) 2,000,000 Shares underlying Options; and (ii) 1,000,000 Shares underlying Performance Shares, Performance Units, Stock Appreciation Rights, Restricted Shares, Deferred Shares and Other Stock-Based Awards. Notwithstanding the above, the maximum number of shares that may be granted to a Participant in any one Performance Period underlying Performance Shares and Performance Units that are intended to be Qualified Performance-Based Awards is 1,000,000 Shares, subject to adjustment as provided in Section 14.

4. Plan Administration.

4.1. Committee Administration. This Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made, other than one made in bad faith.

4.2. Committee Powers. The Committee shall have full authority to interpret the Plan; to establish and amend rules and regulations relating to the Plan; to select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and to make all other determinations as are necessary or advisable for the administration of the Plan.

4.3. Committee Delegation. The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act or Section 162(m) of the Code and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such grants. Any such delegation shall be subject to the limitations of Section 157(c) of the Delaware General Corporation Law. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

5. Performance Shares and Performance Units. The Committee may authorize grants of Performance Shares and Performance Units, which shall vest and become payable to the Participant upon the achievement of specified Performance Objectives during a specified Performance Period, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

5.1. Terms and Conditions of Performance Share/Performance Unit Awards. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains. The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a Change in Control or other similar transaction or event. Each grant shall specify the Performance Objectives that are to be achieved by the Participant. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment shall be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

5.2. Payment of Performance Shares and Units. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and shall be paid by the Company in Shares.

5.3. Maximum Payment. Subject to Section 3.4 of the Plan, any grant of Performance Shares may specify that the number of Shares payable with respect thereto may not exceed a maximum number of Shares specified by the Committee on the Grant Date.

5.4. Adjustment of Performance Objectives. The Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

5.5. Qualified Performance-Based Awards. In the case of a Qualified Performance-Based Award the following provisions shall apply in addition to, and where necessary, in lieu of other provisions of the Plan, including the provisions of Sections 5.1 through 5.4:

(i) Only Employees who are “Covered Employees” within the meaning of Section 162(m) of the Code shall be eligible to receive Qualified Performance-Based Awards. The Committee shall designate in its sole discretion which Covered Employees shall be Participants for a Performance Period within the earlier of the (a) first 90 days of a Performance Period and (b) the lapse of 25% of the Performance Period.

(ii) The Committee shall establish in writing within the earlier of the (a) first 90 days of a Performance Period and (b) the lapse of 25% of the Performance Period, and in any event, while the outcome is substantially uncertain, (x) Performance Objectives for the Performance Period, and (y) in respect of such Performance Objectives, a minimum acceptable level of achievement below which no Award shall be made, and an objective formula or other method for determining the Award to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(iii) Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Objectives for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Qualified Performance-Based Awards earned for the period based upon the Performance Objectives and the related formulas or methods as determined pursuant to Section 5.5(ii). The Committee shall then determine the actual number of Shares issuable under each Participant’s Award for the Performance Period, and, in doing so, may reduce or eliminate the amount of the Award, as permitted in the Award Agreement. In no event shall the Committee have the authority to increase Award amounts to any Covered Employee.

(iv) Subject to Section 20.2, Awards granted for a Performance Period shall be made to Participants within a reasonable time after completion of the certification described in Section 5.5(iii).

5.6. Other Awards. Any grant of an Award under Sections 6, 7, 8, 9 or 9A and/or the vesting or exercise thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of this Section 5 regarding Performance Shares and Performance Units.

6. Options. The Committee may from time to time authorize grants of Options to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

6.1. Number of Shares. Each grant shall specify the number of Shares to which it pertains.

6.2. Option Price. Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date; provided that in the case of any Incentive Stock Option granted to a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the Option Price shall not be less than 110% of the Fair Market Value of a Share on the date of grant.

6.3. Consideration. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent, in each such case as is acceptable to the Company, (ii) subject to approval by the Committee, nonforfeitable, unrestricted Shares owned by the Optionee, or shares underlying the Option being exercised, (iii) any other legal consideration that the Committee may deem appropriate on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

6.4. Broker Assisted Exercise. To the extent such program is permitted by the Company and permitted by applicable law, rule or regulations, the Option Price may be satisfied from the proceeds of a sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates pursuant to a broker assisted exercise program provided by such bank or broker.

6.5. Exercise Period. No Option granted may be exercised more than ten years after the Grant Date; provided that in the case of any Incentive Stock Option granted to a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, such Option may not be exercised more than five years after the Grant Date.

6.6. Disqualifying Dispositions of ISOs. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

7. Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which, shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

7.1. Payment in Shares. Any amount payable upon the exercise of a Stock Appreciation Right shall be paid by the Company in Shares. Any grant may specify that the number of Shares payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum number of Shares specified by the Committee on the Grant Date.

7.2. Exercise Period. Any grant may specify (a) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (b) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable; provided that no Stock Appreciation Right granted may be exercised more than ten years after the Grant Date. A grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

7.3. Base Price. Each grant shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of such Share on the Grant Date.

7.4. Deemed Exercise. The Committee may provide that a Stock Appreciation Right shall be deemed to be exercised at the close of business on the scheduled expiration date of such Stock Appreciation Right if at such time the Stock Appreciation Right by its terms remains exercisable and, if so exercised, would result in a payment of Shares to the holder of such Stock Appreciation Right.

8. Restricted Shares. The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

8.1. Transfer of Shares. Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 10. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value of such Shares on the Grant Date.

9. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

9.1. Deferred Transfer of Shares. Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

9.2. Consideration. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value of such Shares on the Grant Date.

9A. Other Stock-Based Awards. The Committee may authorize grants to Participants of Awards, other than those described in Sections 5 through 9, that are based on, related to, or are in some form of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form and have such conditions as the Committee shall determine from time to time, including, without limitation, to whom such Other Stock-Based Awards shall be made, the number of Shares to be awarded thereunder (or underlying such Award), and whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares.

10. Vesting.

10.1. In General. Each grant of Options and Stock Appreciation Rights shall specify the period of continuous employment by the Company or any Subsidiary, or service to the Company or any Subsidiary (and in the case of a Non-employee Director, service on the Board), of the Participant that is necessary before such Options or Stock Appreciation Rights, or installments thereof, shall become exercisable. Each grant of Restricted Shares shall specify the period during which such Restricted Shares shall be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83, and each grant of Deferred Shares shall specify the Deferral Period to which such Deferred Shares shall be subject. Each grant of such Award may provide for the earlier exercise of rights, termination of a risk of forfeiture or termination of a Deferral Period in the event of a Change in Control or similar transaction or event.

10.2. Restrictions on Transfer of Restricted Shares. Each grant of Restricted Shares shall provide that, during the period for which a substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

11. Dividends and Other Ownership Rights.

11.1. Restricted Shares. Except as otherwise determined by the Committee, an Award of Restricted Shares shall entitle the Participant to voting and other ownership rights during the period for which a substantial risk of forfeiture exists. Notwithstanding the foregoing, any dividends or other distributions that, but for this sentence, would have become payable with respect to such Restricted Shares during the period in which such substantial risk of forfeiture exists shall not be paid to the Participant unless and until such substantial risk of forfeiture lapses.

11.2. Deferred Shares and Performance Shares. Unless otherwise determined by the Committee, during the applicable Deferral Period or the Performance Period, as the case may be, the Participant shall not have any right to transfer any rights under an Award of Deferred Shares or Performance Shares, shall not have any rights of ownership in the Deferred Shares or Performance Shares and shall not have any right to vote such Deferred Shares or Performance Shares. Under no circumstances shall a Participant be eligible to receive any dividends or other distributions payable on such Deferred Shares or Performance Shares during the applicable Deferral Period or the Performance Period, as the case may be.

12. Transferability.

12.1. Transfer Restrictions. Except as provided in Section 12.2, no Award granted shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

12.2. Limited Transfer Rights. The Committee may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a “Family Member”), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 12.2. All terms and conditions of the Award, including without limitation provisions relating to termination of the Participant’s employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 12.2. In order for a transfer to be effective, a Participant must agree in writing prior to the transfer on a form provided by the Company to pay any and all payroll and withholding taxes due upon exercise of the transferred Option. In addition, prior to the exercise of a transferred Option by a transferee, arrangements must be made by the Participant with the Company for the payment of all payroll and withholding taxes. Finally, the Company shall be under no obligation to provide a transferee with any notice regarding the transferred Awards held by the transferee upon forfeiture or any other circumstance.

12.3. Restrictions on Transfer. Any Award granted may provide that all or any part of the Shares that are (a) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (b) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 10, shall be subject to further restrictions upon transfer, including restrictions relating to any minimum Share ownership requirements imposed by the Company with respect to a Participant.

13. Award Agreement. Each grant under the Plan shall be evidenced by an Award Agreement, which shall describe the subject Award, state that the Award is subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

14. Adjustments. The Committee shall make or provide for appropriate adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares, Restricted Shares, Performance Shares and Other Stock-Based Awards granted hereunder, (b) prices per Share applicable to such Options and Stock Appreciation Rights, and (c) kind of Shares covered thereby (including Shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 14. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15. Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

16. Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of any taxes required and/or permitted by law to be withheld from an Award by (i) withholding from any payment of Shares due as a result of such Award a number of Shares having a Fair Market Value, as determined by the Company, equal to the minimum amount of such required withholding taxes and/or (ii) permitting the

Participant to deliver to the Company Shares having a Fair Market Value, as determined by the Committee, equal to all or any portion of such taxes.

17. Certain Terminations of Employment, Hardship and Approved Leaves of Absence. In the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination of employment or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, any Shares that are subject to any transfer restriction pursuant to Section 12.3, or any Other Stock-Based-Award that is subject to any similar limitations or restrictions, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award and providing for post-termination exercise periods with respect to any Option or Stock Appreciation Right; provided that in the case of any Award subject to Section 409A of the Code, the Committee shall not take any action pursuant to this Section 17 unless such action is permissible under Section 409A of the Code and the regulations thereunder.

18. Termination for Cause. A Participant who is terminated for Cause shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the Participant engages in such conduct, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid or exercised, all unpaid dividends and all interest, if any, accrued on the foregoing.

19. Foreign Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

20. Amendments and Other Matters.

20.1. Plan Amendments. This Plan may be amended from time to time by the Board, but no such amendment shall: (a) increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 14, (b) change the class of persons eligible to receive grants of Awards or the types of Awards available under the Plan, or (c) increase the benefits to Participants under the Plan, in any such case without the further approval of the stockholders of the Company. The Board shall also condition any amendment on the approval of the stockholders of the Company if such approval is necessary with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations, and the Board may condition any amendment on the approval of the stockholders of the Company if such approval is deemed advisable to comply with such requirements.

20.2. Award Deferrals. An Award Agreement may provide that payment of any Award, dividend, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish, provided that no Award of any Option or a Stock Appreciation Right shall be permitted to be deferred and further provided that such deferral is made in accordance with the requirements of Section 409A of the Code. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee in accordance with the requirements of Section 409A of the Code for such purpose, on a form provided by the Company. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee.

20.3. Conditional Awards. To the extent permitted under Section 409A of the Code, the Committee may condition the grant of any Award or combination of Awards on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant.

20.4. Repricing Prohibited. No Award may be repriced, replaced, regranted through cancellation, or modified, directly or indirectly, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Section 14.

20.5. Underwater Option Buyouts Prohibited. Without the approval of the stockholders of the Company, the Company shall not cancel, or acquire in exchange for cash or other property, any Underwater Option. An Option shall be deemed to be an “Underwater Option” on any given date if, and only if, on such date, the Option Price in respect of such Option is greater than the Fair Market Value on such date; provided that nothing herein shall prevent the Committee or the Board from taking any action provided for in Section 14 or 21.3. In no event shall this Section 20.5 be construed to apply to “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code.

20.6. Amendments to Awards. Subject to the requirements of Section 20.4, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate (including for the purposes of compliance with local laws and regulations or to avoid costly government filings); provided, however, that except to the extent that the Committee determines that an amendment is necessary to avoid a penalty tax under Section 409A of the Code, any such amendment which, in the opinion of the Committee, is materially adverse to the Participant shall require the Participant’s consent.

20.7. No Employment Right. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time.

20.8. Compliance with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, (a) to the extent that any payment of or in connection with an Award constitutes a payment under a “non-qualified deferred compensation plan,” as defined in Section 409A of the Code, such payment shall be made in compliance with Section 409A of the Code and (b) any adjustment of Shares or prices per Share or substitution of Awards pursuant to Section 14 and any modification of Awards pursuant to Section 17 shall not cause the affected Award to violate the requirements of Section 409A of the Code.

21. Change in Control. Except as otherwise provided at the time of grant in an Award Agreement relating to a particular Award and subject to the requirements of Section 14, if a Change in Control occurs, then:

21.1. If a Participant is terminated without Cause following such Change in Control, the Participant’s Restricted Shares, Deferred Shares, Performance Shares, Performance Units or Other Stock-Based Awards that were forfeitable shall, unless otherwise determined by the Committee prior to the occurrence of the Change in Control, become nonforfeitable and, to the extent applicable, shall be converted into Shares.

21.2. If a Participant is terminated without Cause following such Change in Control, the Participant’s unexercised Option or Stock Appreciation Right, whether or not exercisable on the date of such Change in Control, shall thereupon be fully exercisable and may be exercised, in whole or in part.

21.3. Notwithstanding Sections 21.1 and 21.2, in the event of a Change in Control, the Committee may in its discretion cancel any outstanding Awards and (a) pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event or (b) arrange for substitute awards to be granted to the holders thereof, denominated in the equity of the acquirer or an affiliate thereof, provided such substitute awards substantially preserve the value of the substituted Awards.

21.4. If a Change in Control occurs during the term of one or more Performance Periods for which the Committee has granted Performance Shares, Performance Units or any other performance-based Awards pursuant to the provisions of Section 5, then, upon the occurrence of such Change in Control, unless otherwise determined by the Committee prior to the date thereof, (a) the term of each such Performance Period (hereinafter a “current Performance Period”) shall immediately terminate and (b) for each current Performance Period and each completed Performance Period for which the Committee has not on or before the occurrence of the Change in Control made a determination as to whether and to what degree the Performance Objectives for such period have been attained, the applicable Performance Objectives shall be deemed to have been attained at one hundred percent (100%) of the applicable target level or, if no target level is specified, at such level as shall result in the Participant’s being entitled to receive one hundred percent (100%) of the Award previously granted to him for each such Performance Period; subject to, unless otherwise determined by the Committee prior to the occurrence of the Change in Control, the Participant’s continued service with the Company or its Subsidiaries until the original expiration date of the applicable Performance Period or the original applicable date on which the restrictions applicable to the Award were to lapse, as the case may be (except that upon a termination of the Participant’s employment within 24 months after a Change of Control (i) by the Company without Cause or (ii) as a result of the Participant’s death, the Participant’s Award will immediately vest and the restrictions shall lapse).

21.5. Upon a Change in Control, any Awards deferred by a Participant under Section 20.2, but for which he or she has not received payment as of such date, shall be paid after the occurrence of the Change in Control but no later than the 90th day following such Change in Control.

21.6. Notwithstanding any provision of this Section 21, in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

22. Effective Date. This Plan shall become effective on the date it is approved by the stockholders of the Company (the “Effective Date”). All Awards shall be governed in accordance with the terms and conditions of the Plan in effect on the date of their respective Award Agreements.

23. Termination. This Plan shall terminate on the tenth anniversary of the earlier of the date on which the Plan was adopted or the Effective Date, and no Award shall be granted after such date.

24. Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of the Plan.

25. Arbitration of Disputes. Any and all disputes arising out of or relating to the Plan or any Award Agreement (or breach thereof) shall be resolved exclusively through binding arbitration in the State of New York in accordance with the rules of the American Arbitration Association then in effect.

26. Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Shares evidencing Awards or any other Award resulting in the payment of Shares prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on the stock exchange or market on which the Shares may be listed, and (iii) the completion of any registration or other qualification of said Shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant’s ability to exercise Awards under the Company’s broker-assisted stock option exercise program.

27. No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a stockholder of the Company as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of Restricted Shares, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

28. No Guarantee of Tax Consequences. Notwithstanding any other provision of the Plan, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, shall be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment shall apply to or be available to a Participant on account of participation in the Plan, or that any of the foregoing amounts shall not be subject to the 20% penalty tax and interest under Section 409A of the Code.

29. Governing Law. The validity, construction and effect of this Plan and any Award hereunder shall be determined in accordance with the laws of the State of Delaware.

0

GRIFFON CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
January 30, 2014

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints RONALD J. KRAMER and SETH L. KAPLAN, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in GRIFFON CORPORATION, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on January 30, 2014 and any postponements or adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR ANY OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

GRIFFON CORPORATION

January 30, 2014

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K
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Please sign, date and mail
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20403003030000000000 9	013014

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote FOR the election of directors.				The Board of Directors recommends a vote FOR the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.
1. ELECTION OF THE FOLLOWING NOMINEES:						FOR	AGAINST	ABSTAIN
				2.	Approval of the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O Rear Admiral Robert G. Harrison (USN Ret.)
		O Ronald J. Kramer O General Victor Eugene Renuart (USAF Ret.)		The Board of Directors recommends a vote FOR the approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan.
☐	WITHHOLD AUTHORITY	O Martin S. Sussman				FOR	AGAINST	ABSTAIN
	FOR ALL NOMINEES			3.	Approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)
The Board of Directors recommends a vote FOR the approval of the ratification of the selection by our audit committee of Grant Thornton LLP.
						FOR	AGAINST	ABSTAIN
				4.	Ratification of the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2014.	☐	☐	☐

				5.	Upon such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:				PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

GRIFFON CORPORATION

January 30, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at http://www.astproxyportal.com/ast/03170

”  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ”

20403003030000000000 9	013014

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote FOR the election of directors.				The Board of Directors recommends a vote FOR the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.
1. ELECTION OF THE FOLLOWING NOMINEES:						FOR	AGAINST	ABSTAIN
				2.	Approval of the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O Rear Admiral Robert G. Harrison (USN Ret.)
		O Ronald J. Kramer O General Victor Eugene Renuart (USAF Ret.)		The Board of Directors recommends a vote FOR the approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan.
☐	WITHHOLD AUTHORITY	O Martin S. Sussman				FOR	AGAINST	ABSTAIN
	FOR ALL NOMINEES			3.	Approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)
The Board of Directors recommends a vote FOR the approval of the ratification of the selection by our audit committee of Grant Thornton LLP.
						FOR	AGAINST	ABSTAIN
				4.	Ratification of the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2014.	☐	☐	☐

				5.	Upon such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:				PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

GRIFFON CORPORATION

To Be Held On:

January 30, 2014

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to security holders are available at: http://www.astproxyportal.com/ast/03170.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before January 16, 2014.

Please visit http://www.astproxyportal.com/ast/03170, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. The Annual Meeting will be held at the offices of Dechert LLP, 1095 Avenue of Americas, New York, NY 10036, on Thursday, January 30, 2014 at 10:30 a.m. You may obtain directions to the meeting by accessing the following website: http://www.dechert.com/new_york/.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote FOR the election
of directors.

1. ELECTION OF THE FOLLOWING NOMINEES:

NOMINEES:	Rear Admiral Robert G. Harrison (USN Ret.)
Ronald J. Kramer
General Victor Eugene Renuart (USAF Ret.)
Martin S. Sussman

Please note that you cannot use this notice to vote by mail.

The Board of Directors recommends a vote FOR the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.

2.	Approval of the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement.

The Board of Directors recommends a vote FOR the approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan.

3.	Approval of the amended and restated Griffon Corporation 2011 Equity Incentive Plan.

The Board of Directors recommends a vote FOR the approval of the ratification of the selection by our audit committee of Grant Thornton LLP.

4.	Ratification of the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2014.

5.	Upon such other business as may properly come before the meeting or any adjournment thereof.